As filed with the Securities and Exchange Commission on March 16, 1998

                                                Securities Act File No. 2-94935
                                           Investment Company File No. 811-4179

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                           Pre-Effective Amendment No.                 [ ]


                           Post-Effective Amendment No.  28            [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


                                Amendment No. 30



                              CORTLAND TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                600 Fifth Avenue
                          New York, New York 10020-2302
               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 830-5200

                                 STEVEN W. DUFF
                            c/o Cortland Trust, Inc.
                                600 Fifth Avenue
                          New York, New York 10020-2302
                     (Name and Address of Agent for Service)

                               Copy to:     Jules Buchwald, Esq.
                                            Kramer, Levin, Naftalis & Frankel
                                            919 Third Avenue
                                            New York, N.Y. 10022
                                            (212) 715-7507

It is proposed that this filing will become effective (check appropriate box):


          [X] immediately  upon filing  pursuant to paragraph (b)
          [ ] on (date) pursuant  to  paragraph  (b)
          [ ] 60  days  after  filing pursuant to  paragraph  (a)
          [ ] on (date)  pursuant to paragraph  (a) of Rule 485.
          [ ] 75 days after filing  pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                          [as required by Rule 404 (c)]

PART A                                                   Location in Prospectus
Item No.                                                        (Caption)


                                 BRADFORD SHARES
                          Bradford U.S. Government Fund
                      Bradford Municipal Money Market Fund



1.       Cover Page                                      Cover Page


2.       Synopsis                                        Table of Fees and
                                                         Expenses



3.       Condensed Financial Information                Financial Highlights


4.       General Description of Registrant               Investment Programs;
                                                         General Information


5.       Management of the Fund                          Management


5a.      Management Discussion of Fund Performance       Not Applicable


6.       Capital Stock and Other Securities              Dividends and Taxes;
                                                         General Information


7.       Purchase of Securities Being Offered            How to Purchase Shares


8.       Redemption or Repurchase                        How to Redeem Shares


9.       Pending Legal Proceedings                       Not Applicable

PART B                                                   Caption in Statement of
Item No.                                                 Additional Information


10.      Cover Page                                      Cover Page


11.      Table of Contents                               Cover Page


12.      General Information and History                 General Information
                                                         about the Company


13.      Investment Objectives and Policies              Investment Programs
                                                         and Restrictions


14.      Management of the Fund                          Manager and
                                                         Investment Advisor


15.      Control Persons and Holder of Securities        Distributor and
                                                         Plans of Distribution


16.      Investment Advisory and Other Services          Manager and
                                                         Investment Advisor


17.      Brokerage Allocation and Other Practices        Portfolio Transactions


18.      Capital Stock and Other Securities              General Information
                                                         about the Company


19.      Purchase, Redemption and Pricing                Share Purchases and
           of Securities Being Offered                   Redemptions


20.      Tax Status                                      Dividends and Tax
                                                         Matters


21.      Underwriters                                    Distributor and
                                                         Plans of Distribution


22.      Calculation of Performance Data                 Yield Information



23.      Financial Statements                          Statement of Investments;
                                                       Statements  of Assets and
                                                       Liabilities;   Statements
                                                       of Operations; Statements
                                                       of Changes in Net Assets;
                                                       and Notes   to  Financial
                                                       Statements.

--------------------------------------------------------------------------------
BRADFORD SHARES                                        600 FIFTH AVENUE
(the "Fund")                                           NEW YORK, NEW YORK 10020
                                                       (212) 830-5220
================================================================================

SUPPLEMENT TO PROSPECTUS


         Effective  January  1,  1997,  Reich  &  Tang  Distributors  L.P.,  the
distributor of the Fund, became Reich & Tang Distributors, Inc. (the "Distributor"), due to a restructuring of New England Investment Companies, L.P. ("NEIC"), the former parent company of Reich & Tang Asset Management, Inc., the sole shareholder of the Distributor. The Distributor has indicated that such restructuring did not result in any change in its management and will have no impact upon the Distributor's performance of its responsibilities and obligations.

         In addition, the restructuring resulted in the change of name of Reich & Tang Services, L.P., the fund's transfer agent, to Reich & Tang Services, Inc.

--------------------------------------------------------------------------------
BRADFORD SHARES                                         600 Fifth Avenue
                                                        New York, New York 10020
                                                        (212) 830-5280
================================================================================
                                 MARCH 16, 1998
                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JULY 31, 1997

This table follows the "Table of Fees and Expenses" of the Fund appearing on page 2 of the Prospectus.

FINANCIAL HIGHLIGHTS (Unaudited)

                                                   U.S. Government Fund            Municipal Money Market
                                                     Bradford Shares++               Bradford Shares++
                                                      October 1, 1997                 October 1, 1997
                                              (Commencement of Distribution) to (Commencement of Distribution) to
                                                     January 31, 1998                 January 31, 1998
                                                     ----------------                 ----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period.............       $  1.00                          $  1.00
                                                        ----------                       ---------
Income from investment operations:
  Net investment income..........................          0.016                            0.010
                                                        ----------                       ----------
Total from investment operations.................          0.016                            0.010
Less distributions:
  Dividends from net investment income...........        ( 0.016)                        (  0.010)
                                                        ----------                       ---------
Total distributions..............................        ( 0.016)                       (   0.010)
                                                        ----------                       ----------
Net asset value, end of period...................      $   1.00                         $   1.00
                                                       ===========                      ==========
Total Return.....................................          4.84%*                           2.99%*
Ratios Supplemental/Data
Net assets, end of period (000's omitted)........      $  49,243                        $ 180,299
Ratios to average net assets:
    Expenses.....................................         0.86%*                            0.86%*
    Net investment income........................         5.49%*                            2.94%*
    Management and distribution support and
       service fees waived.......................         0.18%*                            0.17%*


*    Annualized
++   Bradford shares commenced distribution on October 1, 1997.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BRADFORD SHARES                                               600 FIFTH AVENUE
                                                              NEW YORK, NY 10020
                                                              (212) 830-5280
================================================================================
PROSPECTUS

July 31, 1997

The Company, Cortland Trust, Inc. is an open-end, diversified money market fund designed as a cash management service for institutional customers and individuals. The Company consists of three portfolios (collectively, the "Portfolios"). This Prospectus relates exclusively to the Bradford classes (the "Bradford Shares") of two of the Company's Portfolios, the U.S. Government Money Market Fund and the Municipal Money Market Fund, (collectively, the "Funds"). THE BRADFORD U.S. GOVERNMENT MONEY MARKET FUND seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The BRADFORD SHORT-TERM MUNICIPAL MONEY MARKET FUND seeks to provide as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and liquidity. Each Fund invests in high quality debt obligations with relatively short maturities. Each Fund seeks to achieve its objective by investing in different types of securities. Investors may purchase shares of each of the two Funds:

     BRADFORD U.S. GOVERNMENT MONEY MARKET FUND ("BRADFORD U.S. GOVERNMENT FUND"): a portfolio of securities and instruments issued or backed by the full faith and credit of the United States Government and repurchase agreements collateralized by U.S. Government obligations.

     BRADFORD SHORT-TERM MUNICIPAL MONEY MARKET FUND ("BRADFORD SHORT-TERM MUNICIPAL FUND"): a portfolio of obligations issued by states, territories and possessions of the United States and their political subdivisions, public authorities and other entities authorized to issue debt, the interest on which is exempt from federal income taxes.

SHARES OF THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT EACH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE OR THAT EACH FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. SEE "INVESTMENT PROGRAMS."

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

Shares of the Funds are offered through a brokerage account with J.C. Bradford & Co. LLC.

This Prospectus sets forth basic information that investors should know about the Company prior to investing and should be read and retained for future reference. A Statement of Additional Information relating to the Company dated July 31, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. It is available upon request and without charge by writing or calling the Company at 600 Fifth Avenue, New York, New York 10020 (212) 830-5280.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

                           TABLE OF FEES AND EXPENSES
For a better understanding of the expenses you will incur when investing in a Fund offered pursuant to this Prospectus, a summary of estimated expenses is set forth below:

                                                                      BRADFORD                        BRADFORD
                                                                  U.S. GOVERNMENT               SHORT-TERM MUNICIPAL
                                                                        FUND                            FUND
SHAREHOLDER TRANSACTION EXPENSES 1
    Maximum Sales Load Imposed on Purchase
      (as a percentage of offering price).........................       None                            None
    Maximum Sales Load Imposed on Reinvested Dividends
      (as a percentage of offering price).........................       None                            None
    Deferred Sales Load (as a percentage of original purchase price
       or redemption proceeds, as applicable).....................       None                            None
    Redemption Fees (as a percentage of amount redeemed, if
       applicable)................................................       None                            None
    Exchange Fee..................................................       None                            None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management Fees...............................................       .76%                            .76%
    12b-1 Fees (after fee waiver).................................      .22%.                            .23%
    Other Expenses................................................      .02%.                            .01%
    Total Fund Operating Expenses (after fee waiver)..............      1.00%                           1.00%
EXAMPLE
    You would pay the following  expenses on a $1,000  investment  assuming a 5%
        annual return:
    1 year .......................................................     $10                                $10
    3 years.......................................................     $32                                $32
    5 years.......................................................     $55                                $55
    10 years......................................................     $122                              $122

The above table of fees and expenses is provided to assist you in understanding the various costs and expenses that you will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, including fees waived by the Company's Manager, see "Management.") The expenses and example appearing in the preceding table reflect current management fees and operating expenses for each Portfolio of the Company. THE EXAMPLE SHOWN IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Absent fee waivers by the Distributor, Total Fund Operating Expenses would be 1.03% of the Bradford U.S.Government Fund's average net assets and 1.02% of the Bradford Short-Term Municipal Fund's average net assets. Such fee waivers may be rescinded at any time without notice to investors.

As a result of 12b-1 fees, a long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.

INCORPORATED HEREIN BY REFERENCE IS THE COMPANY'S PROSPECTUS DATED AUGUST 1, 1996 CONTAINED IN POST-EFFECTIVE AMENDMENT NO. 24 TO THE COMPANY'S REGISTRATION STATEMENT ON FORM N-1A (FILE NOS. 2-94935 AND 811-4179) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 1996. THE COMPANY'S MOST RECENT
PROSPECTUS IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING THE COMPANY AT 600 FIFTH AVENUE, NEW YORK, NEW YORK 10020 (212) 830-5280.




--------
1 Participants in Bradford's optional BCM Program are subject to an annual administrative fee (currently $50). See "How to Purchase Shares - Purchases Pursuant to BCM Program." Bradford is the only firm currently proposing to offer shares of the Funds pursuant to such a program.

HOW TO PURCHASE SHARES

GENERAL INFORMATION ON PURCHASES

Orders for purchase of shares are accepted only on a "business day of the Company" which means any day on which both the New York Stock Exchange and Investors Fiduciary Trust Company (the "Custodian"), the Company's custodian, are open for business. It is expected that the New York Stock Exchange and/or the Custodian will be closed on Saturdays and Sundays, New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

An order to purchase Fund shares is effective only when it is received in proper form and payment in the form of Federal Funds (member bank deposits with the Federal Reserve Bank) is received by the Company for investment. The Company reserves the right to reject any order for the purchase of shares. Fund shares are purchased or exchanged at the net asset value next determined after receipt of the order. Net asset value is normally determined at 12 noon and 4:15 p.m. Eastern time on each business day of the Company. Because the Company uses the amortized cost method of valuing the securities held by each Fund and rounds each Fund's per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of each Fund will remain constant at $1.00 per share. However, the Company makes no assurance that it can maintain a $1.00 net asset value per share. In order to earn dividends the next day, purchase orders must be received before 4:15 p.m. Eastern time; otherwise, the purchase of shares will occur the following business day. Payments transmitted by check are normally converted into Federal Funds within two business days and are accepted subject to collection at full face amount. The Company will not issue share certificates but will record investor holdings on the books of the Company in noncertificate form and regularly advise the shareholder of his ownership position.

There is no sales charge to the investor on Fund purchases placed directly with the Company. However, the costs of distributing Fund shares are borne in part by the Company and in part by Reich & Tang Asset Management L.P. (the "Manager").

Purchases may be made by following the procedures specified below. If these purchase procedures are not followed, the processing of orders may be delayed.

PURCHASES THROUGH J. C. BRADFORD & CO. LLC

Purchase Procedures

GENERAL.  Shares of each  portfolio  are  offered  without  a sales  charge on a continuous basis exclusively to customers of J.C. Bradford & Co. LLC ("Bradford"), 330 Commerce Street, Nashville, Tennessee 37201 and other broker-dealers which may in the future enter into agreements with Bradford. All investments must be made through your Bradford account executive or such other broker-dealers.

The minimum initial investment in a Fund is $250 ($100 for retirement accounts), with no minimum for a subsequent investment. These minimums, however, are not applicable to purchases made under a cash management program offered by Bradford or another broker-dealer. See "Purchases Pursuant to BCM Program" below. Bradford in its sole discretion may accept or reject any order for purchases of shares.

In the interests of economy and convenience, share certificates will not be issued. All purchases and redemptions of shares and dividend reinvestments will be confirmed to the shareholder in the individual account statement which will generally be sent to all shareholders monthly by Bradford or other participating broker-dealers.

Shares of each Fund are offered at the net asset value per share next determined following receipt of an order by the Fund. The net asset value per share for each Fund is normally expected to be $1.00.

PURCHASES PURSUANT TO BRADFORD'S REGULAR SECURITY ACCOUNT.

Purchases of shares of a Fund may be made through a regular cash securities account maintained with Bradford. Such an account may be opened and maintained at no charge to investors. Bradford account holders may elect optional checkwriting privileges. See "Redemption Procedures - Redemption by Check." Any available cash in an account with at least the minimum required investment in a Fund is automatically invested at least once a week in additional shares of the Fund designated by the accountholder and made available in connection with the account. Available cash is transmitted to a Fund for investment after the close of business on the date on which it becomes subject to automatic investment and is invested in the Fund at 12:00 noon on the following business day. Available cash subject to weekly automatic investment is typically invested at 12:00 noon on the last business day of each week. Shares so purchased will receive the next dividend declared after such shares are issued, which will be immediately prior to the 4:00 p.m. pricing on that business day.

Shares of each Fund are redeemed automatically at net asset value as necessary to satisfy debit balances resulting from settlement of securities transactions, to satisfy checks written in connection with the checkwriting privilege or otherwise arising under the account. See "Redemption Procedures - Redemption by Check". Bradford reserves the right to waive or modify criteria for participation in an account or to terminate participation in an account for any reason.

PURCHASES PURSUANT TO BCM PROGRAM. Shares of a Fund may be purchased in connection with the BCM program pursuant to which available cash will be automatically invested periodically in shares of the Fund. The BCM program is an integrated financial services account under which participants maintain a conventional margin account known as a Securities Account that may be used to purchase and sell securities and options on margin or on a fully-paid basis. Participants must pay all customary transaction fees incurred in the use of a margin account, including normal brokerage fees for securities and options transactions and interest on margin loans, if any. Available cash in the Securities Account is automatically invested daily in shares of the Fund designated by the participant and made available in connection with the account, or in the Bradford credit-interest program. Available cash is transmitted to a Fund for investment after the close of business on the date on which it becomes subject to automatic investment and is invested in the Fund at 12:00 noon on the following business day. Shares so purchased will receive the next dividend declared after such shares are issued, which will be immediately prior to the 4:00 p.m. pricing on that business day.

Shares of each Fund are redeemed automatically at net asset value as necessary to satisfy debit balances resulting from settlement of securities transactions or otherwise arising under the BCM program as a result, for example, of transactions made using the program's optional Visa Gold Card or to satisfy checks written in connection with the program's checkwriting privilege on an account maintained at Bankers Trust Co. ("Bankers"). Bradford will charge participants in the BCM program an annual administrative fee to cover fees and administrative and processing costs incurred in connection with the services provided by Bankers, as well as the cost of establishing, maintaining and servicing the BCM program. See the BCM Program Agreement, available from your Bradford account executive, for the specific terms and conditions of the Visa Gold card and checkwriting features.

Bradford reserves the right to waive or modify criteria for participation in the BCM program or to terminate participation in the BCM program for any reason. For more information on the BCM program, contact your Bradford account executive.

Bradford is the only firm which currently proposes to offer purchases of the Funds' shares pursuant to such a program. Other brokerage firms may offer similar arrangements in the future. The manner and frequency with which such automatic purchases will be effected will depend upon the terms of the particular program. (See above for a summary of the manner and frequency with which automatic purchases will be effected under the BCM program). Purchases made under such a program will be effected through your brokerage account at the participating brokerage firm. Investments made pursuant to such a program are not subject to a Fund's minimum investment requirements; however, a participating brokerage firm may impose its own minimum initial and subsequent investment requirements. Under such a program, shares of a Fund are automatically redeemed as necessary to satisfy a participant's debit balance in the account with the participating firm. Additional requirements or charges not described in this Prospectus may be imposed by participating brokerage firms, but are not imposed by the Fund. Investors are referred to descriptions of brokerage firms' programs for specific information regarding services offered and applicable charges.

RETIREMENT PLANS.

Bradford maintains prototype plans for Individual Retirement Accounts ("IRAs") and Simplified Employee Pension Accounts and a prototype defined contribution plan with adoption agreements for a profit-sharing plan feature, a money purchase pension plan feature, and a cash or deferred arrangement (401(k) plan). Bradford will act as custodian for such accounts. Fund shares may be purchased in conjunction with any such account. For further information as to applications and annual fees, contact your Bradford account executive.

REDEMPTION PROCEDURES

Automatic Redemption

Bradford will redeem each day a sufficient number of shares of a Fund to cover debit balances created by transactions through the BCM program or in regular accounts. For debit balances resulting from the settlement of securities transactions, Fund shares will be redeemed at 12:00 noon on the date of settlement, and for all other transactions that result in a debit balance or charge (except those described below), Fund shares will be redeemed at 12:00 noon on the following business day. Bradford also reserves the right to redeem shares of a Fund held in an Account which Bradford has terminated as described above under "Purchase Procedures - Purchases Pursuant to the BCM Program".

Redemption by Request

Shares of a Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request is received by the Fund. To redeem shares of a Fund, an investor must make a redemption request orally or in writing through his or her Bradford acount executive or other broker-dealer. Immediately following the receipt of such a request, the account executive or broker-dealer will transmit such request to Bradford, which will forward requests for redemption to the Fund by 12:00 noon on each business day.

Redemption by Check

As discussed above under "Purchases Pursuant to BCM Program", checkwriting privileges are included in the BCM program and may be available through a brokerage account or similar program at a participating brokerage firm. Upon request, the Fund will provide any investor who does not have checkwriting privileges in connection with his or her brokerage account with forms of drafts ("checks") payable through Bankers. These checks may be made payable to the order of anyone, and are subject to a minimum amount of $500. There is no per-check charge. An investor wishing to use this checkwriting redemption procedure should complete specimen signature cards available from his or her Bradford account executive. For a fee imposed by Bankers, an investor will be able to stop payment on a check redemption. The Company or Bankers may terminate this redemption service at any time upon 30 days' prior notice and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, nor for returning checks which have not been accepted.

When a check is presented to Bankers for clearance, the Fund will redeem a sufficient number of full and fractional shares owned by the shareholder to cover the amount of the check. This procedure enables the shareholder to continue to receive dividends on those shares equalling the amount being redeemed by check until such time as the check is presented to Bankers. Checks may not be presented for cash payment at the offices of Bankers because, under rules under the Investment Company Act of 1940 (the "1940 Act"), redemptions may be effected only at the redemption price next determined after the redemption request is presented to a Fund's transfer and dividend disbursing agent. This limitation does not affect checks used for the payment of bills or cashed at other banks.

Additional Redemption Information

Ordinarily, a Fund will make payment for all shares redeemed within one busines day, but in no event (except as described below) will payment be made more than seven days after receipt by the Fund of a redemption request. However, payment may be postponed or the right of redemption (by any of the above-described methods) suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed for a period of up to fifteen days after purchase pending clearance of any check delivered in payment for those shares.

Each Fund imposes no charge when shares are redeemed. Each Fund reserves the right to redeem any account involuntary upon 30 days' prior written notice if such account falls below the minimum initial investment. Accordingly, a shareholder making a minimum investment may not redeem any portion of his or her investment without becoming subject to possible involuntary liquidation.

EXCHANGES

Shares of a Fund may be exchanged at net asset value for shares of the other Fund without charge by instructions to J.C. Bradford & Co. LLC or by mail. The value of the shares being exchanged must meet the minimum initial investment requirements of the Fund.

INVESTMENT PROGRAMS

Investment Objectives

The BRADFORD U.S. GOVERNMENT FUND seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The BRADFORD SHORT-TERM MUNICIPAL FUND seeks to provide as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and liquidity. For purposes of this Prospectus and the Statement of Additional Information, interest which is "tax-exempt" or "exempt" from federal income tax means interest which is excluded from gross income for federal income tax purposes, but which may constitute an item of tax preference and which may therefore give rise to a federal alternative minimum tax liability for individual shareholders. The investment objectives of each Fund are fundamental policies, which may not be changed without the approval of the shareholders of the respective Funds.

INVESTMENT POLICIES

Each Fund invests only in U.S. dollar-denominated securities which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Directors. The NRSROs currently rating instruments of the type one or more of the Funds may purchase are Moody's Investors Service, Inc., Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Corporation, Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc. (See the Statement of Additional Information for information with respect to rating criteria for each NRSRO.)

Investments in rated securities not rated in the highest category by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Directors to be comparable to those rated in the highest category, will be limited to 5% of a Fund's total assets, with the investment in any such issuer being limited to not more than the greater of 1% of a Fund's total assets or $1 million. A Fund may invest in obligations issued or guaranteed by the U.S. Government without any such limitation.

Each Fund invests in such high quality debt obligations with relatively short maturities. Each Fund seeks to achieve its objective by investing in different types of securities, as described below. Unless otherwise stated, the investment policies and restrictions set forth below and in the Statement of Additional Information are not fundamental policies, and may be changed by the Board of Directors, with notice to shareholders.

BRADFORD U.S. GOVERNMENT FUND

The  BRADFORD  U.S.  GOVERNMENT  FUND  endeavors  to achieve  its  objective  by investing at least 65% of its total assets in short-term "U.S. Government Obligations." U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of
U.S.  Government  agencies  and  instrumentalities  ("Agencies")  are  issued by
government-sponsored   agencies  and  enterprises   acting  under  authority  of
Congress.

Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. The Bradford U.S. Government Fund will invest in Agencies which are not guaranteed or backed by the full faith and credit of the U.S. Government only when the Fund's Board of Directors is satisfied that the credit risk with respect to a particular agency or instrumentality is minimal.

BRADFORD SHORT-TERM MUNICIPAL FUND

The BRADFORD SHORT-TERM MUNICIPAL FUND seeks to provide as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity by investing at least 80% of its net assets in a diversified portfolio of high quality, short-term municipal obligations ("Municipal Securities").

The BRADFORD SHORT-TERM MUNICIPAL FUND will invest in Municipal Securities which include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of private activity bonds or industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Such obligations are considered to be Municipal Securities provided that the interest paid thereon generally qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to federal alternative minimum tax liability and may have other collateral federal income tax consequences.

The BRADFORD SHORT-TERM MUNICIPAL FUND also may purchase any Municipal Security which depends on the credit of the U.S. Government and may invest in Municipal Securities which are not rated if, in the opinion of the Company's investment advisor, and in accordance with procedures established by the Board of Directors, such securities possess creditworthiness comparable to those rated obligations in which the BRADFORD SHORT-TERM MUNICIPAL FUND may invest. The BRADFORD SHORT-TERM MUNICIPAL FUND may, from time to time, on a temporary or defensive basis, invest in short-term, high quality U.S. Government Obligations, Money Market Obligations and repurchase agreements. Income from any such temporary investments would be taxable to shareholders as ordinary income. It is the present policy of the BRADFORD SHORT-TERM MUNICIPAL FUND to invest only in securities the interest on which is tax-exempt. The Fund will endeavor to be invested at all times in Municipal Securities. It is a fundamental policy of the BRADFORD SHORT-TERM MUNICIPAL FUND that its assets will be invested so that at least 80% of its income will be exempt from federal income taxes. The BRADFORD SHORT-TERM MUNICIPAL FUND may from time to time hold cash reserves.

BOTH  FUNDS

The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. There can be no assurance that the Funds will achieve their objectives. The values of the securities in which the Funds invest fluctuate based upon interest rates, the financial stability of the issuers and market factors.

The Company may enter into the following arrangements with respect to the two Funds. Repurchase Agreements: under a repurchase agreement, the purchaser (for example, one of the Funds) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Fund will not enter into a repurchase agreement if as a result of such investment more than 10% of such Fund's net assets would be invested in illiquid securities, including repurchase agreements which expire in more than seven days. A Fund may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from that Fund on demand and the effective interest rate is negotiated on a daily basis.

In general, a Fund will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may enter into repurchase agreements with other institutions which the Board of Directors believes present minimal credit risk. Nevertheless, if the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realized on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security.


Securities purchased pursuant to a repurchase agreement are held by the Fund's Custodian and (i) are recorded in the name of the Fund with the Federal Reserve Book-Entry System, or (ii) the Fund receives daily written confirmation of each purchase of a security and a receipt from the Custodian. The Funds purchase securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of purchase.

A Fund may also enter into reverse repurchase agreements which involve the sale by a Fund of a portfolio security at an agreed upon price, date and interest payment. A Fund will enter into reverse repurchase agreements for temporary or defensive purposes to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests should they occur, or in some cases as a technique to enhance income. A Fund will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A Fund will enter into reverse repurchase agreements only in amounts up to 10% of the value of its total assets at the time of entering into such agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of a Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. See "Investment Restrictions" in the Statement of Additional Information for percentage limitations on borrowings.


Delayed delivery agreements are commitments by a Fund to dealers or issuers to acquire securities beyond the customary same-day settlement for money market instruments. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Funds' investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund; therefore, to assure that a Fund will be as fully invested as possible in instruments meeting that Fund's investment objective, a Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days.

Money Market Obligations and Municipal Securities are sometimes offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such Money Market Instruments or Municipal Securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

If a Fund enters into a delayed delivery agreement or purchases a when-issued security, that Fund will direct the Company's custodian bank to place cash or other high grade securities (including Money Market Obligations and Municipal Securities) in a segregated account of such Fund in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are in a segregated account, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase a Fund's exposure to market fluctuation; may increase the possibility that the BRADFORD SHORT-TERM MUNICIPAL FUND will incur a short-term gain subject to federal taxation; or may increase the possibility that a Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Funds will employ techniques designed to minimize these risks.

No additional delayed delivery agreements or when-issued commitments will be made if more than 25% of a Fund's net assets would become so committed. The Funds will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date is at least 30 days and not more than 120 days.

The BRADFORD SHORT-TERM MUNICIPAL FUND may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the BRADFORD SHORT-TERM MUNICIPAL FUND, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the BRADFORD SHORT-TERM MUNICIPAL FUND'S option, at a specified price. Stand-by Commitments are also sometimes known as "puts." The BRADFORD SHORT-TERM MUNICIPAL FUND will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition or exercisability of a Stand-by Commitment by the BRADFORD SHORT-TERM MUNICIPAL FUND will not affect the valuation or the average weighted maturity of its underlying portfolio securities. See "Investment Programs and Restrictions - Stand-by Commitments" in the Statement of Additional Information for additional information with respect to Stand-by Commitments.

INVESTMENT RESTRICTIONS

The Funds' investment programs are subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The most significant of these restrictions provide that each Fund will not: (1) purchase securities of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities, repurchase agreements fully secured by such obligations and any Municipal Securities guaranteed by the U.S. Government) if as a result more than 5% of a Fund's total assets would be invested in the securities of such issuer, except that in the case of certificates of deposit and bankers' acceptances, up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation (in each case, subject to the provisions of Rule 2a-7 of the 1940 Act); (2) purchase any corporate commercial instruments which would cause 25% of the value of the total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; (3) borrow money or pledge, mortgage or hypothecate its assets except for temporary or emergency purposes (except to secure reverse repurchase agreements and then only in an amount not exceeding 15% of the value of a Fund's total assets) except that each Fund may purchase delayed delivery and when-issued securities consistent with its investment objective and policies (such Fund will not make additional investments while borrowings other than when-issued and delayed delivery purchases are outstanding); or (4) lend money or securities except to the extent that the investments of a Fund may be considered loans.

Additionally, the BRADFORD SHORT-TERM MUNICIPAL FUND will not: (1) purchase any securities which would cause more than 25% of the value of the BRADFORD SHORT-TERM MUNICIPAL FUND'S net assets at the time of such purchase to be invested in (i) securities of one or more issuers conducting their principal activities in the same state, (ii) securities, the interest upon which is paid from revenues of projects with similar characteristics, or (iii) industrial development bonds issued by issuers in the same industry; provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U. S. Government and its agencies or instrumentalities, certificates of deposit of and guarantees of Municipal Securities by domestic branches of U.S. banks; or (2) purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the BRADFORD SHORT-TERM MUNICIPAL FUND may purchase Stand-by Commitments.

The foregoing restrictions are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund affected by such change.

MATURITIES

Consistent with the objective of stability of principal, each Fund attempts to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds its per share net asset value to the nearest whole cent in compliance with applicable rules and regulations. Accordingly, the Funds invest in Money Market Obligations and Municipal Securities having remaining maturities of thirteen months or less and maintain a weighted average maturity for each Fund of 90 days or less. However, there can be no assurance that a Fund's net asset value per share of $1.00 will be maintained.

DIVIDENDS AND TAXES

Dividends

It is the policy of the Company, with respect to each Fund, to declare dividends from the net investment income earned by each Fund daily; such dividends are generally reinvested in additional Fund shares on the subsequent business day. A shareholder may, by letter to the Company, elect to have dividends paid by check. Any such election or revocation thereof must be made in writing to Reich & Tang Funds, 600 Fifth Avenue, New York, New York 10020. Shareholders whose dividends are being reinvested will receive a summary of their accounts at least quarterly indicating the reinvestment of dividends. Dividends from net realized capital gain, offset by capital loss carryovers, if any, are generally declared and paid when realized except to the extent that a net realized capital gain is deemed necessary to offset future capital losses.

TAXES

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is each Fund's policy to distribute to shareholders all of its net investment income and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax. So long as the Funds qualify for this tax treatment, the Funds will not be subject to federal income tax on amounts distributed to shareholders.

If the Funds fail to satisfy any of the Code requirements for qualification as a regulated investment company, they will be taxed at regular corporate tax rates on all of their taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions will be taxable to shareholders as ordinary dividends (even if derived from the Funds' net long-term capital gains) to the extent of the Funds' current and accumulated earnings and profits.

Shareholders of the BRADFORD SHORT-TERM MUNICIPAL FUND will not be required to include the "exempt-interest" portion of dividends paid by the Fund in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences. The Bradford Short-Term Municipal Fund may purchase without limitation Municipal Securities the interest on which constitutes an item of tax preference and which may therefore give rise to a federal alternative minimum tax liability for individual shareholders. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statement of Additional Information.

The Bradford Short-Term Municipal Fund may invest in securities the interest on which is (and the dividends paid by the Fund derived from such interest are) subject to federal income tax, but such taxable securities will not exceed 20% of the value of the Bradford Short-Term Municipal Fund's total assets. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the Bradford Short-Term Municipal Fund declared during that year. These percentages may differ from the actual percentages for any particular day.

Shareholders of the Bradford U.S. Government Fund will be subject to federal income taxes and any applicable state income taxes on amounts distributed as dividends unless such shareholders are otherwise exempt. It is not expected that any portion of taxable dividends paid by the Funds will qualify for the federal dividends-received deduction for corporations.

Distributions to shareholders will be treated in the same manner for federal income tax purposes whether they are received in cash or reinvested in additional shares. In general, shareholders take distributions into account in the year in which they are made. However, shareholders are required to treat certain distributions made during January as having been paid and received on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the year will be sent to shareholders promptly after the end of each year.

To avoid being subject to a 31% federal backup withholding on taxable dividends and redemption payments, a shareholder must furnish the Company with their taxpayer identification number and certify, under penalties of perjury, that it is correct and that they are not subject to backup withholding for any reason.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislation or administrative action. As the foregoing discussion is for general information only, shareholders should also review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Funds' Statement of Additional Information. Shareholders are advised to consult with their tax advisors concerning the application of state, local and foreign taxes on investments in the Company which may differ from the federal income tax consequences described above.

MANAGEMENT

BOARD OF DIRECTORS

The overall management of the business and affairs of the Company is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds' agreements with the manager, the investment advisor, the distributor, and the custodian. The day-to-day operations of each Fund are delegated to the Company's officers, and the manager, subject always to the objective and policies of each Fund and to the general supervision of the Company's Board of Directors. The manager also furnishes or procures on behalf of the Company at the manager's expense all services necessary for the proper conduct of each Fund's business. Some of the Company's officers and directors are officers or employees of the manager. A majority of the members of the Board of Directors of the Company have no affiliation with the manager.

MANAGER AND INVESTMENT ADVISOR

Reich & Tang Asset Management L.P., a Delaware limited partnership, with its principal offices at 600 Fifth Avenue, New York, New York 10020, serves as the manager and investment advisor of the Company and its three Funds pursuant to agreements with the Funds dated August 30, 1996 (the "Management/Investment Advisory Agreements"). Under the Management/Investment Advisory Agreements, Reich & Tang Asset Management L.P. (the "Manager") provides, either directly or indirectly through contracts with others, all services required for the management of the Company. The Manager bears all ordinary operating expenses associated with the Company's operation except: (a) the fees of the Directors who are not "interested persons" of the Company, as defined by the 1940 Act, and the travel and related expenses of the Directors incident to their attending shareholders', directors' and committee meetings; (b) interest, taxes and brokerage commissions (which are expected to be insignificant); (c) extraordinary expenses, if any, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto; (d) shareholder service or distribution fees payable by the Company under the plans of distribution described under the heading "Distributor" below; and (e) membership dues of any industry association. Additionally, the Manager has assumed all expenses associated with organizing the Company and all expenses of registering or qualifying the Company's shares under federal and state securities laws.

The Funds pay the Manager an annual fee, calculated daily and paid monthly, of .80% of the first $500 million of the Company's average daily net assets, plus
 .775% of the next $500 million of the Company's  average daily net assets,  plus
 .750% of the next $500 million of the Company's average daily net assets, plus .725% of the Company's average daily net assets in excess of $1.5 billion. The
Company's comprehensive fee is higher than most other money market mutual funds which do not offer services that the Company offers. However, most other funds bear expenses that are being borne for the Company by the Manager. During the fiscal year ended March 31, 1997, the Company paid the Manager fees which represented 0.74% of the Government Portfolio's average daily net assets and 0.76% of the Municipal Portfolio's average daily net assets, respectively, on an annualized basis.

The Manager was at June 30, 1997 investment manager, advisor or supervisor with respect to assets aggregating in excess of $9.3 billion. The Manager currently acts as investment manager or administrator of fifteen other investment companies and also advises pension trusts, profit sharing trusts and endowments. New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the limited partnership, Reich & Tang Asset Management L.P., the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund.

New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through twelve subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units include AEW Capital Management, L.P., Back Bay Advisors, L.P., Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Co., L.P., MC Management, L.P., New England Fund, L.P., New England Funds Management, L.P., Reich & Tang Asset Management L.P., Vaughan-Nelson, Scarborough & McConnell L.P. and Westpeak
Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 69 other registered investment companies.

The merger between The New England and MetLife resulted in an "assignment" of the Management/Investment Advisory Agreements relating to each Fund. Under the 1940 Act, such an assignment caused the automatic termination of the agreements. On November 14, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved Management/Investment Advisory Agreements effective August 30, 1996, which has a term which extends to June 30, 1998 and may be continued thereafter for successive twelve-month periods beginning each July 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Management/ Investment Advisory Agreements or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The Management/ Investment Advisory Agreements were approved by each Fund on March 28, 1996 and each contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Management/ Investment Advisory Agreement with the Manager, except as to the date of execution and termination.

Pursuant to the terms of the Management/ Investment Advisory Agreements, the Manager manages the investments of each of the Funds, subject at all times to the policies and control of the Company's Board of Directors. The Manager obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds. The

Manager shall not be liable to the Funds or to their shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Fee Waivers

In order to increase the yield to investors, the Manager may, from time to time, waive or reduce its fees on assets held by each of the Funds. When instituted, the Manager will continue these fee waivers in effect or charge reduced fees until further notice to the Board of Directors. Fee waivers or reductions, other than those set forth in the Management/Investment Advisory Agreements, may be rescinded, however, at any time without further notice to investors.

Distributor

Each of the Portfolios has entered into a distribution agreement dated September 15, 1993 (the "Distribution Agreements") with Reich & Tang Distributors L.P. (the "Distributor"), 600 Fifth Avenue, New York, New York 10020. Reich & Tang Asset Management L.P. is the sole general partner of the Distributor. The Distributor, which was organized on January 4, 1991, has the exclusive right to enter into dealer agreements with securities dealers who sell shares of the Funds and, including sales where a securities dealer automatically "sweeps" free credit balances into a Fund at the end of each day ("sweep arrangement") allowing the account holder to earn dividends otherwise unavailable in the brokerage account, with financial institutions which may furnish services to shareholders on behalf of the Company. Pursuant to plans of distribution (the "Plans") approved by the Funds' Boards on March 5, 1997, each of the Funds may make distribution related payments, under a sweep arrangement or otherwise, in an amount not to exceed on an annualized basis .25% of the value of the Fund's assets. Securities dealers and other financial institutions may receive distribution payments directly or indirectly from the Funds for services that may include payments for opening shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from shareholders concerning the status of their accounts and operations of their Fund and communications with the Company on behalf of Fund shareholders. Additionally, the Distributor may pay for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and other services to support distribution pursuant to the Plans. The Distributor may also make payments to securities dealers, under a sweep arrangement or otherwise, and financial institutions, such as banks, out of the investment management fee the Manager receives from the Funds, out of its past profits or from any other source available to the Distributor.

The Plans will only make payments for expenses actually incurred by the Distributor. The Plans will not carry over expenses from year to year and if a Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates.

PORTFOLIO TRANSACTIONS

The Manager is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no net brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Funds may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

YIELD INFORMATION

Each Fund will provide yield quotations based on its daily dividends. Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate substantially over time.

Comparative performance information may be used from time to time in advertising or marketing the Funds' shares, including data from industry publications.

GENERAL INFORMATION

Organization of the Company and
Description of Shares

The Company is an open-end, diversified investment company. The Company was organized as a Massachusetts business trust on October 31, 1984, but had no operations prior to May 9, 1985. On July 31, 1989, the Company reorganized and became a Maryland corporation. The shares of the Company are divided into three Portfolios, each of which represent shares of common stock of the par value of $.001. The Cortland General Money Market Fund Portfolio's shares are classified into three classes - the Cortland General Money Market Fund Class, the Live Oak General Money Market Fund Class and the Pilgrim America General Money Market Shares. The U.S. Government Fund Portfolio's shares are classified into three classes - the U.S. Government Fund Class, the Live Oak U.S. Government Fund Class and the Bradford U.S. Government Money Market Fund Class. The Municipal Money Market Fund Portfolio's shares are classified into three classes - the Municipal Money Market Fund Class, the Live Oak Municipal Money Market Fund Class and the Bradford Short-Term Municipal Money Market Fund Class. Classes of shares of the Company's Portfolios offered through other prospectuses have different maximum distribution plan payments and may have different other expenses which may affect performance. Investors may call their securities dealer or the Company at (212) 830-5280 to obtain more information concerning the other classes.

Shares of the Company have equal rights with respect to voting, except that the holders of shares of a particular Portfolio or Fund will have the exclusive right to vote on matters affecting only the rights of the holders of such Portfolio or Fund. For example, holders of a particular Portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such Portfolio. The holders of each Fund have distinctive rights with respect to dividends and redemptions which are more fully described in this Prospectus and the Statement of Additional Information. In the event of dissolution or liquidation, holders of each Fund will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which the shares of the Fund relate, less (b) the liabilities of the

Company attributable to the respective portfolio or allocated between the portfolios based on the respective liquidation value of each portfolio. There will not normally be annual shareholders' meetings. Shareholders may remove directors from office by a majority of votes entitled to be cast at a meeting of shareholders. Shareholders holding 10% or more of the Company's outstanding stock may call a special meeting of shareholders.

There are no preemptive or conversion rights (other than the exchange privileges set forth in this Prospectus) applicable to any of the Company's shares. The
Company's shares when issued, will be fully paid, non-assessable and transferrable. The Board of Directors may increase the number of authorized shares or create additional series or classes of the Company shares without shareholder approval.

LEGAL MATTERS

The law firm of Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to the Company and has passed upon the legality of the shares offered pursuant to this Prospectus.

CUSTODIAN AND TRANSFER AGENT

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as custodian for each Portfolio's securities and cash. Reich & Tang Services L.P., 600 Fifth Avenue, New York New York 10020, acts as transfer agent for the Company's shares.


SHAREHOLDER INQUIRIES


Shareholder inquiries concerning the status of an account should be directed to your securities dealer or to the Company at (212) 830-5280 or toll free at (800) 433-1918.

                Table of Contents

Table of Fees and Expenses......................... 2
How to Purchase Shares............................. 3
   General Information on Purchases................ 3
   Purchases Through
      J.C. Bradford & Co. LLC...................... 3
   Purchases Pursuant to Bradford's Regular
       Security Account............................ 4
   Purchases Pursuant to BCM Program............... 4
   Retirement Plans.................................5
Redemption Procedures...............................5
   Automatic Redemption............................ 5
   Redemption by Request........................... 5
   Redemption by Check............................. 6
   Additional Redemption Information............... 6
   Exchanges....................................... 6
Investment Programs................................ 7
   Investment Objectives........................... 7
   Investment Policies............................. 7
   Bradford U.S. Government Fund................... 7
   Bradford Short-Term Municipal Fund...............8
   Both Funds.......................................8
   Investment Restrictions.........................11
   Maturities......................................12
Dividends and Taxes................................12
   Dividends.......................................12
   Taxes ..........................................12
Management.........................................14
   Board of Directors..............................14
   Management and Investment Advisor...............14
   Fee Waivers.....................................16
   Distributor.....................................16
Portfolio Transactions.............................17
Yield Information..................................17
General Information................................17
   Organization of the Company and
       Description of Shares.......................17
   Legal Matters...................................18
   Custodian and Transfer Agent....................18
   Shareholder Inquiries...........................18

--------------------------------------------------------------------------------
BRADFORD SHARES                                               600 Fifth Avenue
                                                              New York, NY 10020
                                                              212-830-5280
================================================================================
                                 MARCH 16, 1998
              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                               Dated July 31, 1997
--------------------------------------------------------------------------------
CORTLAND TRUST, INC.
U.S. GOVERNMENT FUND
STATEMENT OF INVESTMENTS
JANUARY 31, 1998
(UNAUDITED)

       Face                                                  Maturity                    Value
     Amount                                                    Date        Yield       (Note 2)
     ------                                                    ----        -----        ------
U. S. Government Agencies (78.61%)
----------------------------------------------------------------------------------------------------------------------
$    5,000,000  Federal Farm Credit Bank (a)                  05/27/98     5.59%    $   4,999,250
     9,000,000  Federal Farm Credit Bank (b)                  03/03/98     5.66         9,000,000
     5,000,000  Federal Home Loan Bank                        02/19/98     5.66         4,986,778
     5,000,000  Federal Home Loan Bank                        03/10/98     5.41         4,973,150
    10,000,000  Federal Home Loan Bank                        04/10/98     5.35         9,901,733
     5,000,000  Federal Home Loan Bank                        06/12/98     5.39         4,904,667
     5,650,000  Federal Home Loan Bank                        06/19/98     5.42         5,659,817
     5,000,000  Federal Home Loan Bank                        07/13/98     5.39         4,882,604
     5,000,000  Federal Home Loan Bank                        10/08/98     5.45         4,819,856
     5,000,000  Federal National Mortgage Association         02/27/98     5.43         4,981,250
     5,000,000  Federal National Mortgage Association         03/12/98     5.41         4,971,711
     5,000,000  Federal National Mortgage Association         03/13/98     5.70         4,969,558
     5,000,000  Federal National Mortgage Association         04/10/98     5.41         4,950,308
     5,000,000  Federal National Mortgage Association         04/15/98     5.41         4,946,650
     5,000,000  Federal National Mortgage Association         05/28/98     5.38         4,915,667
     5,000,000  Federal National Mortgage Association         07/09/98     5.48         4,883,776
     5,000,000  Federal National Mortgage Association         07/14/98     5.43         4,881,200
    10,000,000  Federal National Mortgage Association (c)     05/21/98     5.62         9,998,267
     5,000,000  Federal National Mortgage Association (d)     06/19/98     5.58         4,998,893
    10,000,000  Federal National Mortgage Association (e)     02/13/98     5.42         9,999,970
     5,000,000  Federal National Mortgage Association         04/24/98     5.64         4,938,013
--------------                                                                       ------------
   124,650,000  Total U. S. Government Agencies                                       123,563,118
--------------                                                                       ------------
Letter of Credit Commercial Paper (2.19%)
----------------------------------------------------------------------------------------------------------------------
$    3,464,000  Kirksville, College of Osteopathic Medicine
                LOC Student Loan Marketing Association        03/12/98     5.75%    $   3,443,268
--------------                                                                       ------------
     3,464,000  Total Letter of Credit Commercial Paper                                 3,443,268
--------------                                                                       ------------
Repurchase Agreements, Overnight (19.09%)
----------------------------------------------------------------------------------------------------------------------
$   20,000,000  Goldman Sachs Group L.P.
                (Collateralized by $34,316,717 GNMA,
                6.0000% to 10.500%,due 01/01/00 to 12/20/27)  02/02/98     5.64%    $  20,000,000
    10,000,000  Morgan (J.P.) Securities, Inc. Farm Credit
                (Collateralized by $10,132,000
                 Systemwide Bonds, 6.51%, due 01/07/08)       02/02/98     5.63        10,000,000
   30,000,000   Total Repurchase Agreements, Overnight                                 30,000,000
-------------                                                                        ------------
                Total Investments (99.89%) (Cost $157,006,386+)                       157,006,386
                Cash and Other Assets, Net of Liabilities (0.11%)                         169,072
                                                                                     ------------
                Net Assets (100.00%)                                                $ 157,175,458
                                                                                     ============
                + Aggregate cost for federal income tax purposes is identical.

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
CORTLAND TRUST, INC.
U.S. GOVERNMENT FUND
STATEMENT OF INVESTMENTS (CONTINUED)
JANUARY 31, 1998
(UNAUDITED)
================================================================================

FOOTNOTES:
(a) This is a variable rate Federal Farm Credit Bank Floating Rate Note. The interest rate is adjusted daily based upon the prime rate minus 2.96.
(b) This is a variable rate Federal Farm Credit Bank Floating Rate Note. The interest rate changes monthly based on 3 month T-Bill BEY plus .23.
(c) This is a variable rate Federal National Mortgage Association Floating Rate Note. The interest rate is adjusted daily based upon the prime rate minus 2.94.
(d) This is a variable rate Federal National Mortgage Association Floating Rate Note. The interest rate is adjusted daily based upon the prime rate minus 2.98.
(e) This is a variable rate Federal National Mortgage Association Floating Rate Note. The interest rate is adjusted monthly based on 1 month LIBOR minus .16.




KEY:
     LOC      =   Letter of Credit
     GNMA     =   Government National Mortgage Association

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
CORTLAND TRUST, INC.
MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS
JANUARY 31, 1998
(UNAUDITED)
================================================================================

                                                                                                                     Ratings (a)
     Face                                                                 Maturity                   Value                 Standard
     Amount                                                                 Date       Yield       (Note 2)        Moody's  & Poor's
    ------                                                                  ----        -----        ------       -------    ------
Other Tax Exempt Investments (17.04%)
----------------------------------------------------------------------------------------------------------------------
$    4,028,000  Borough of Somerville, NJ (County of Somerset) BAN         02/19/98     3.67%    $   4,028,433
       900,000  City of Burlington, VT RAN                                 06/26/98     4.15           904,643
     5,000,000  Commonwealth of Puerto Rico TRAN - Series A                07/30/98     3.46         5,024,157        MIG-1    SP-1+
     1,699,000  Dansville, NY BAN                                          06/26/98     3.85         1,701,252
       900,000  Harris County, TX Hospital District RB
                AMBAC Insured                                              02/15/99     3.31           932,071
     2,000,000  Indiana Bond Bank
                Advanced Funding Project Notes - Series 1998A-2            01/20/99     3.56         2,007,460       MIG-1    SP-1+
     5,000,000  Jersey City, NJ BAN                                        02/05/98     3.74         5,000,023                 SP-1
     1,460,000  King County, WA
                FGIC Insured                                               12/01/98     3.85         1,469,938
     5,000,000  New York City RAN - Series A
                LOC Morgan Guar./Bay. Landesbk/Westdeutsche Landesbk/
                Soc. Gen./Helba Landesbk/Nat. West                         06/30/98     3.53        5,018,247        MIG-1    SP-1+
     5,000,000  Ohio Housing Finance
                Agency Residential Mortgage 1998 - Series A-1
                GIC-Trinity Funding                                         03/01/99    3.80         5,000,000                  A1+
     3,100,000  Cook County, IL High School District #227
                (Rich Township Limited Tax School Bond)                     12/01/98    3.90         3,113,681
     5,000,000  School District of Greenville County, SC
                GO Bonds - Series 1997                                      03/01/98    3.72         5,003,047
     1,000,000  School District of The City of Detroit State School Aid Notes
                (Wayne County)                                              05/01/98    3.85         1,001,401                SP-1+
     3,500,000  South Bend Indiana Community School Corporation TAW         12/31/98    3.96         3,504,583
     7,800,000  Sun Prairie Area School District TRAN                       08/24/98    3.95         7,820,838
--------------                                                                                     ------------
    51,387,000  Total Other Tax Exempt Investments                                                  51,529,774
--------------                                                                                     ------------
Other Variable Rate Demand Instruments (b) (63.22%)
----------------------------------------------------------------------------------------------------------------------

$    5,455,000  Auburn, AL Non-Profit HDA (Lakeside Project)
                LOC Columbus Bank & Trust Company                          09/01/27     3.80%    $   5,455,000                  A1
     1,900,000  Brazos River Authority
                (Texas Utilities Electric Proj.) - Series 1996A            03/01/20     3.80         1,900,000       VMIG-1     A1
       600,000  Butler County, PA IDA
                (Armco Incorporated Project) - Series 1996A
                LOC Chase Manhattan Bank, N.A.                             06/01/20     3.70           600,000
     3,500,000  City of Deridder IDRB (Pax Inc. Project)
                LOC Bank One                                               08/01/12     3.75         3,500,000                  A1+

                        See Notes to Financial Statements

================================================================================
CORTLAND TRUST, INC.
MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)
JANUARY 31, 1998
(UNAUDITED)
================================================================================

                                                                                                                   Ratings (a)
     Face                                                              Maturity                   Value                  Standard
    Amount                                                             Date        Yield       (Note 2)        Moody's  & Poor's
    ------                                                             ----        -----        ------         -------    ------
Other Variable Rate Demand Instruments (b) (Continued)
----------------------------------------------------------------------------------------------------------------------

$    2,000,000  Clark County, NV IDRB
                (Nevada Cogeneration Assoc. #2) - Series 1992
                LOC ABN AMRO Bank N.V.                                12/01/22     3.80%    $  2,000,000        VMIG-1     A1+
    2,900,000   Covington, KY Industrial Building RB
                (Atkins & Pierce, Inc. Project)
                LOC Fifth Third Bank                                  04/01/05     3.55         2,900,000
    5,000,000   Cuyahoga City, OH
                AMBAC Insured                                         01/01/16     3.55        5,000,000        VMIG-1     A1+
      300,000   Delaware County, PA IDA PCRB
                (Philadelphia Electric Co.) - Series A
                LOC Toronto-Dominion Bank                             08/01/16     3.65          300,000          P1       A1+
    6,450,000   Delaware EDA Delmarva Power & Light                   10/01/29     3.85        6,450,000        VMIG-1     A1
    8,250,000   Director, State of NV Dept Business & Industry
                IDRB (Valley Joist Inc. Project) - Series A
                LOC Toronto-Dominion Bank                             06/01/17     3.70         8,250,000
    2,000,000   Finance Authority of Maine
                (William Arthur, Inc.) - Series 1997
                LOC First Chicago                                     10/01/12     3.80        2,000,000                   A1+
    3,600,000   Forsyth, MT PCRB (Portland General Electric Company)
                LOC Banque Nationale de Paris                         12/01/16     3.75        3,600,000        VMIG-1
    7,300,000   Fulco, GA HRB (Shepard Center Inc. Project)
                LOC Wachovia Bank & Trust Co., N.A.                   09/01/17     3.50         7,300,000
    6,445,000   Fulton County, GA MHRB
                Fannie Mae Collateralized                             04/01/30     3.55        6,445,000                   A1+
    1,290,000   Fulton County, GA RDA (Darby Printing Company)
                LOC Wachovia Bank & Trust Co., N.A.                   04/01/11     4.05         1,290,000
    2,500,000   Gulf Coast IDA Solid Waste Disposal RB
                (Citgo Petroleum Corporation Project) - Series 1994
                LOC Wachovia Bank & Trust Co., N.A.                   04/01/26     3.85        2,500,000        VMIG-1     A1+
    9,400,000   Gulf Coast IDA Solid Waste Disposal RB
                (Citgo Petroleum Corporation Project) - Series 1995
                LOC Nations Bank                                      05/01/25     3.85        9,400,000        VMIG-1
    4,600,000   Hamilton HRB Health Alliance - Series A
                MBIA Insured                                          01/01/18     3.60        4,600,000        VMIG-1     A1+
   20,000,000   Harris County, TX HFC Sisters of Charity - Series C
                LOC Credit Suisse First Boston                        07/01/23     3.55        20,000,000       VMIG-1     A1+
    1,600,000   Industrial Board of the City of Phoenix, AL
                (Mead Coated Board Project A)
                LOC Toronto-Dominion Bank                             06/01/28     3.75         1,600,000                  A1+

                        See Notes to Financial Statements

================================================================================
CORTLAND TRUST, INC.
MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)
JANUARY 31, 1998
(UNAUDITED)
================================================================================

                                                                                                                  Ratings (a)
     Face                                                             Maturity                   Value                   Standard
     Amount                                                           Date        Yield         (Note 2)        Moody's  & Poor's
     ------                                                           ----        -----          ------         -------    ------
Other Variable Rate Demand Instruments (b) (Continued)
----------------------------------------------------------------------------------------------------------------------

$   1,000,000   Lewisville, IDA Incorporated VR IDRB
                (Benedict Optical Incorporated Project)
                LOC Comerica Bank                                      05/01/08     3.85%    $   1,000,000
     6,900,000  Marion City, WV County Commission
                Solid Waste Disposal Facility RB (Granttown Project)
                LOC National Westminster Bank PLC                      10/01/17     3.65        6,900,000        VMIG-1     A1+
     3,800,000  Matagorda County, TX NAV Distribution #1 RB
                (Houston Light & Power Company)
                AMBAC Insured                                          11/01/28     3.70        3,800,000        VMIG-1     A1+
    10,000,000  Metropolitan Washington DC Airport Authority RB
                LOC Union Bank of Switzerland                          10/01/27     3.55       10,000,000        VMIG-1     A1+
     7,000,000  New York State Dormitory Authority
                (Cornell University) - Series 1990B                    07/01/25     3.50        7,000,000        VMIG-1     A1+
     4,960,000  New York State ERDA PCRB
                (Niagara Mohawk Power Corporation) - Series 1987A
                LOC Toronto-Dominion Bank                              03/01/27     3.50         4,960,000
     2,100,000  North Texas Higher Education Authority
                Student Loan RB - Series C
                AMBAC Insured                                          04/01/36     3.65         2,100,000       VMIG-1
     2,700,000  Parish of Calcasieu IDRB
                (Citgo Petroleum Corporation) - Series 1995
                LOC Banque Nationale de Paris                         03/01/25      3.85         2,700,000       VMIG-1
    3,500,000   Peninsula Ports Authority of VA
                (Zeigler Coal Project) - Series 1997
                LOC Bank of America                                   05/01/22      3.75         3,500,000                  A1+
      500,000   Pennsylvania EDFA
                LOC Pittsburgh National Bank                          08/01/06      3.70           500,000         P1
    2,200,000   Pennsylvania EDFA
                LOC Pittsburgh National Bank                          12/01/12      3.70         2,200,000
    6,400,000   Perry County, MI PCRB
                (Leaf Forest Products Incorporated) - Series 1992
                LOC Wachovia Bank & Trust Co., N.A.                   03/01/02      3.65         6,400,000         P1
    2,000,000   Phoenix, AZ IDA MHRB (Sunset Ranch)
                LOC Swiss Bank Corporation                            12/01/27      3.55         2,000,000       VMIG-1
    1,600,000   Portland, OR IDRB (Oregon Transfer Company)
                LOC US National Bank of Oregon                        11/01/01      3.98         1,600,000                  A1
    2,000,000   Regional Transportation District Colorado
                (Transit Vehicles Project) - Series A
                LOC State Street Bank & Trust Co.                     12/01/17      3.55         2,000,000                  A1+

                        See Notes to Financial Statements

================================================================================
CORTLAND TRUST, INC.
MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)
JANUARY 31, 1998
(UNAUDITED)
================================================================================

                                                                                                               Ratings (a)
     Face                                                             Maturity                 Value                      Standard
    Amount                                                            Date        Yield       (Note 2)      Moody's       & Poor's
    ------                                                            ----        -----        ------       -------        ------
Other Variable Rate Demand Instruments (b) (Continued)
----------------------------------------------------------------------------------------------------------------------

$   2,400,000   Sabine River Authority, TX PCRB
                (Texas Utilities Electric Co.) - Series A
                LOC Morgan Guaranty Trust Company                     04/01/30     3.75%    $   2,400,000       VMIG-1     A1+
    4,700,000   Sheboygan, WI Power & Light                           08/01/14     3.60         4,700,000       VMIG-1
     5,000,000  South Texas Higher ED
                MBIA Insured                                          12/01/03     3.60         5,000,000
     6,700,000  State of Missouri Financial Board Infrastructure Fac. RB
                Sci City Union Station - Series B
                LOC Canadian Imperial Bank of Commerce                12/01/03     3.90         6,700,000                  A1+
     6,000,000  Sublette, WY Exxon - Series A                         07/01/17     3.75         6,000,000         P1       A1+
     7,000,000  Sussex County, DE IDRB
                (Perdue Farms Inc. Project) - Series 1992
                LOC Rabobank Nederland                                04/01/12     3.75         7,000,000
     2,100,000  Washington State HFC MHRB (Wadering Creek Project)
                LOC Bank of America                                   01/01/26     3.85         2,100,000       VMIG-1
     4,300,000  West Side Calhoun County, NAV District Sewer &
                Solid Waste Disposal (BP Chemicals Inc.)              04/01/31     3.80         4,300,000         P1       A1+
     1,250,000  York County, PA IDA Limited Obligation RB
                (Metal Exchange Corporation Project)
                LOC Comerica Bank                                     06/01/06     3.80         1,250,000
--------------                                                                                ------------
   191,200,000  Total Other Variable Rate Demand Instruments                                  191,200,000
--------------                                                                                ------------
Put Bonds (c) (7.38%)
------------------------------------------------------------------------------------------------------------------------------------
$    4,000,000  Butler County Industrial Development Authority
                (Concordia Lutheran Ministries) - Series 98A
                LOC PNC Bank, N.A.                                    02/01/99     2.32%    $   4,013,531                  A1
     1,780,000  City of Dayton, KY Industrial  Building RB (RADAC Corporation) -
                Series 1994
                LOC Fifth Third Bank                                  04/01/98     4.00         1,780,000
     2,000,000  Connecticut State Special Assessment Unemployment
                Compensation Advance Fund RB - Series 93C
                FGIC Insured                                          07/01/98     3.90         2,000,000       VMIG-1     A1+
     1,000,000  Education Loans Inc.
                Student Loan RB Senior Class - Series 1997 A
                LOC Westdeutsche Landesbank Girozentrale              02/04/98     3.85         1,000,000
     1,000,000  Education Loans Inc.
                Student Loan RB Senior Class - Series 1997 A
                GIC Westdeutsche Landesbank Girozentrale              05/06/98     3.70         1,000,000
     6,500,000  Hartford County, MD IDRB (A.O. Smith)
                LOC Bank One Milwaukee, N.A.                          03/02/98     3.95         6,500,000

                       See Notes to Financial Statements
================================================================================
CORTLAND TRUST, INC.
MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)
JANUARY 31, 1998
(UNAUDITED)
================================================================================

                                                                                                                    Ratings (a)
     Face                                                             Maturity                 Value                   Standard
    Amount                                                            Date        Yield       (Note 2)        Moody's  & Poor's
    ------                                                            ----        -----        ------         -------    ------
Put Bonds (c) (Continued)
----------------------------------------------------------------------------------------------------------------------
$    3,000,000  Tennessee Housing Development Agency
                (Home Ownership Program)                              02/19/98     3.75%    $   3,000,000       VMIG-1     A1+
     3,015,000  Vermont State Educational & Health Building
                Finance Agency (Middlebury College)                   11/01/98     3.85         3,015,000                  A1+
--------------                                                                               ------------
   22,295,000   Total Put Bonds                                                                22,308,531
-------------                                                                                ------------
Tax Exempt Commercial Paper (7.93%)
----------------------------------------------------------------------------------------------------------------------
$   2,000,000   City of Burlington, KS
                LOC Deutsche Bank A.G.                                02/25/98     3.75%    $  2,000,000          P1       A1+
    1,000,000   City of Burlington, KS
                LOC Deutsche Bank A.G.                                02/25/98     3.50        1,000,000          P1       A1+
    2,100,000   County & City of Denver, CO
                Airport System Subordinate RB - Series 1997A
                LOC Bayerische Landesbank Girozentrale                02/11/98     3.70        2,100,000
    3,200,000   County & City of Denver, CO
                Airport System Subordinate RB - Series 1997A
                LOC Bayerische Landesbank Girozentrale                05/21/98     3.60        3,200,000                   A1+
    1,300,000   New York City GO 1996 - Series J-3
                LOC Morgan Guaranty Trust Company                     06/01/98     3.50        1,300,000          P1       A1+
    2,400,000   North Carolina Municipal Power Agency - Series 1988B  02/23/98     3.80        2,400,000                   A1+
    3,000,000   Sarasota County, FL Public Hospital District HRB
                (Sarasota Memorial Hosp.) - Series 1996
                LOC Sun Trust Bank                                    05/06/98     3.65        3,000,000       VMIG-1
     5,000,000  State of CT Special Assessment Second Injury Fund
                LOC Credit Agricole/Credit Commercial de Belgique     06/16/98     3.45          5,000,000         P1       A1+
     2,500,000  Venango, PA IDA Resource Recovery RB
                (Scrubgrass Project) - Series 1990A
                LOC National Westminster Bank PLC                     05/12/98     3.60         2,500,000         P1       A1+
     1,500,000  Venango, PA IDA Resource Recovery RB
                (Scrubgrass Project) - Series 1990B
                LOC National Westminster Bank PLC                     05/12/98     3.60         1,500,000         P1       A1+
--------------                                                                                  ------------
    24,000,000  Total Tax Exempt Commercial Paper                                              24,000,000
--------------                                                                                  ------------
Variable Rate Demand Instruments - Participations (b) (0.66%)
----------------------------------------------------------------------------------------------------------------------
$    1,000,000  New Jersey State EDA IDRB
                (Hartz Mountain Industries Project)
                LOC Chase Manhattan Bank, N.A.                        01/01/02     5.53%    $   1,000,000         P1       A1
     1,000,000  New Jersey State EDA IDRB
                (Hartz Mountain Industries Project)
                LOC Chase Manhattan Bank, N.A.                        01/01/02     5.53         1,000,000         P1       A1
--------------                                                                              ------------
     2,000,000  Total Variable Rate Demand Instruments - Participations                        2,000,000
--------------                                                                              ------------

                        See Notes to Financial Statements

================================================================================
CORTLAND TRUST, INC.
MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)
JANUARY 31, 1998
(UNAUDITED)
================================================================================

                                                                                                                 Ratings (a)
     Face                                                             Maturity                 Value                    Standard
    Amount                                                            Date        Yield       (Note 2)        Moody's   & Poor's
    ------                                                            ----        -----        ------         -------    ------
Variable Rate Demand Instruments - Private Placements (b) (4.66%)
----------------------------------------------------------------------------------------------------------------------

$    9,100,000  Bastrop, TX Industrial Development Corp. VRD Industrial IDRB
                (Blocrest Partners, LP Project)
                LOC Union Bank of California                          04/01/22     3.90%    $   9,100,000
       840,000  Jefferson County, MO IDA IDRB (Holley Partnership)
                LOC Chase Manhattan Bank, N.A.                        12/01/04     5.53           840,000         P1       A1
      587,538   New Jersey State EDA IDRB (Heary Modelle & Company)
                LOC Chase Manhattan Bank, N.A.                        09/01/00     5.53           587,538         P1       A1
    1,400,000   Tyler House Certificate Trust
                Certificates of Participation - Series 1995A
                LOC PNC Bank, N.A.                                    08/01/25     3.80         1,400,000       VMIG-1
    2,177,000   York County, PA IDA IDRB
                (Manor Care of Kingston Court Incorporated)
                LOC Chase Manhattan Bank, N.A.                        12/01/08     5.53         2,177,000         P1       A1
--------------                                                                                 ------------
    14,104,538  Total Variable Rate Demand Instruments - Private Placements                    14,104,538
--------------                                                                                 ------------
                Total Investments (100.89%) (Cost $305,142,843+)                              305,142,843
                Cash and Other Assets, Net of Liabilities (-0.89%)                           (  2,703,086)
                                                                                               ------------
                Net Assets (100.00%)                                                         $302,439,757
                                                                                     ============
                + Aggregate cost for federal income tax purposes is identical.

FOOTNOTES:
(a) Unless the variable rate demand instruments are assigned their own ratings, the ratings noted are the highest ratings assigned for tax exempt commercial paper. Securities that are not rated have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund invests.
(b) Securities payable on demand at par including accrued interest (usually with seven days notice) and where indicated are unconditionally secured as to principal and interest by a bank letter of credit. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown is the rate in effect at the date of this statement.
(c)  Maturity  dates  of these  securities  are the next  available  put  dates.
     Interest rates adjust periodically.


KEY:
     AMBAC    =   American Bond Assurance Corporation           IDRB      =   Industrial Development Revenue Bond
     BAN      =   Bond Anticipation Note                        LOC       =   Letter of Credit
     EDA      =   Economic Development Authority                MBIA      =   Municipal Bond Insurance Association
     ERDA     =   Energy Research and Development Authority     MHRB      =   Multi-Family Housing Revenue Bond
     EDFA     =   Economic Development Finance Authority        PCRB      =   Pollution Control Revenue Bond
     FGIC     =   Financial Guaranteed Insurance Company        RAN       =   Revenue Anticipation Note
     GO       =   General Obligation                            RB        =   Revenue Bond
     HDA      =   Housing Development Authority                 RDA       =   Revenue Development Authority
     HFC      =   Housing Finance Commission                    TAW       =   Tax Anticipation Warrant
     HRB      =   Hospital Revenue Bond                         TRAN      =   Tax and Revenue Anticipation Note
     IDA      =   Industrial Development Authority

                       See Notes to Financial Statements

================================================================================
CORTLAND TRUST, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 1998
(UNAUDITED)
================================================================================

                                                                        U.S. Government            Municipal Money
                                                                            Fund                    Market Fund
ASSETS:

  Investments in securities*....................................      $      157,006,386        $       305,142,843
  Interest receivable...........................................                 370,854                  1,920,578
  Receivable for securities sold................................                  -0-                     5,014,616
                                                                       -----------------         ------------------
      Total Assets..............................................             157,377,240                312,078,037

LIABILITIES:

  Due to custodian..............................................                  14,715                  1,346,544
  Dividends payable.............................................                  60,409                     71,024
  Management fee payable........................................                 107,268                    201,221
  Payable for securities purchased..............................                  -0-                     8,007,460
  Other accounts payable........................................                  19,390                     12,031
                                                                       -----------------         ------------------
      Total Liabilities.........................................                 201,782                  9,638,280
                                                                       -----------------         ------------------
NET ASSETS......................................................      $      157,175,458        $       302,439,757
                                                                       =================         ==================

SHARES OUTSTANDING:
  Cortland Shares...............................................              44,163,306                 50,015,374
  Live Oak Shares...............................................              63,944,688                 72,135,997
  Bradford Shares...............................................              49,322,973                180,313,070
Net asset value, offering and redemption
  price per share, all classes
  (net assets/shares)...........................................      $             1.00        $              1.00
                                                                       =================         ==================

*  Including  repurchase  agreements  amounting  to  $30,000,000  for  the  U.S.
Government Fund.



                       See Notes to Financial Statements

================================================================================
CORTLAND TRUST, INC.
STATEMENTS OF OPERATIONS
FOR THE PERIOD APRIL 1, 1997 THROUGH JANUARY 31, 1998 *
(UNAUDITED)
================================================================================

                                                                      U.S. Government           Municipal Money
                                                                          Fund                    Market Fund


INVESTMENT INCOME

 Interest Income................................................       $      9,345,122          $       7,393,333
                                                                        ---------------           ----------------

 Expenses:

    Management fee--Note 3(a)...................................              1,291,321                  1,479,670

    Distribution support and services ----Note 3(c):

        Cortland shares.........................................                260,004                    225,623

        Live Oak shares.........................................                 97,912                     92,037

        Bradford shares.........................................                 39,983                    141,647

    Other expenses..............................................                 24,253                      7,549
                                                                        ---------------           ----------------

        Total Expenses..........................................              1,713,473                  1,946,526

   Expenses waived by
     Manager and Distributor--Note 3(c).........................       (        440,238)         (         129,744)
                                                                        ---------------           ----------------

        Net Expenses............................................              1,273,235                  1,816,782
                                                                        ---------------           ----------------

 Net Investment Income..........................................              8,071,887                  5,576,551



NET REALIZED GAIN
   ON INVESTMENTS

 Net realized gain on investments...............................                  5,206                    -0-
                                                                        ---------------           ------------

 Increase in net assets from operations.........................       $      8,077,093          $       5,576,551
                                                                        ===============           ================

 * Bradford shares commenced distribution on October 1, 1997

                        See Notes to Financial Statements

================================================================================
CORTLAND TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS *
(UNAUDITED)
================================================================================


                                                    U.S. Government                   Municipal Money
                                                         Fund                           Market Fund

                                           April 1, 1997    For the Year      April 1, 1997    For the Year
                                                to             Ended              to              Ended
                                            January 31,       March 31,       January 31,       March 31,
                                                1998            1997              1998             1997

 Operations:
 Net investment income..................   $ 8,071,887      $ 10,484,601     $  5,576,551      $  5,897,429

 Net realized gain on
     investments........................         5,206             6,270            -0-             -0-
                                           -----------       -----------      -----------       -------
 Increase in net assets
     from operations....................     8,077,093        10,490,871        5,576,551         5,897,429
 Distributions
     to shareholders from:

 Net investment income:
  Cortland shares.......................  (  4,656,494)     (  8,230,482)    (  2,561,747) +   (  4,436,681) +

  Live Oak shares.......................  (  2,275,302)     (  2,235,131)    (  1,351,823) +   (  1,475,242) +

  Bradford shares*......................  (   757,971)             --        (  1,662,981) +          --

 Capital share transactions net (Note 4):
   Cortland shares......................  (120,782,024)     ( 90,947,715)    (103,324,890)     ( 63,128,999)
   Live Oak shares......................     8,726,167         7,893,226       13,335,211         9,140,492

   Bradford shares*.....................    49,322,973             --         180,313,070             --
                                           -----------       -----------      -----------       --------

 Total increase (decrease)..............  ( 62,345,558)      (83,029,231)      90,323,391      ( 54,003,001)

 Net assets:

 Beginning of period....................   219,521,016       302,550,247      212,116,366       266,119,367
                                           -----------       -----------      -----------       -----------

 End of period*.........................  $157,175,458      $219,521,016     $302,439,757      $212,116,336
                                           ===========       ===========      ===========       ===========

 Undistributed net
    investment income...................  $    432,120      $     50,000     $      -0-        $     -0-


+ Designated as exempt-interest dividends for regular federal income tax purposes.

 *  Bradford shares commenced distribution on October 1, 1997.

                       See Notes to Financial Statements

================================================================================
CORTLAND TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
================================================================================

Note 1-General:

Cortland Trust, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, diversified, open-end management company. The Company consists of three money market funds: the Cortland General Money Market Fund ("Cortland General Fund"), the U.S. Government Fund, and the Municipal Money Market Fund ("Municipal Fund"). Cortland General Fund has two classes of stock authorized, Cortland shares and Live Oak shares. Both the U.S. Government Fund and the Municipal Fund have three classes of stock authorized, Cortland shares, Live Oak shares and Bradford shares. The Cortland shares are subject to a service fee of .25% of its average net assets pursuant to the Distribution Plan. The Live Oak shares are subject to a service fee of .20% of its average net assets. The Bradford shares are subject to a service fee of .25% of its average net assets. In all other respects, the Cortland shares, Live Oak shares and Bradford shares represent the same interest in the income and assets of the Fund. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Distribution of Live Oak shares commenced November 16, 1995. Bradford shares commenced distribution on October 1, 1997. The Company accounts separately for the assets, liabilities and operations of each Fund. Each Fund's fiscal year ends on March 31. The financial statements and notes herein relate to the U.S. Government Fund and the Municipal Fund.

It is the Company's policy to maintain a continuous net asset value per share of $1.00 for each Fund; the Company has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.

Note 2-Significant Accounting Policies:

(a) Valuation of investments: Investments are valued at amortized cost, which approximates market value and has been determined by the Company's Board of Directors to represent the fair value of each Fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis.

The U.S. Government Fund may enter into repurchase agreements for securities held by the Fund with financial institutions deemed to be creditworthy by the Fund's Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Funds' custodian and must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. In the event that the seller of the agreement defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value.

(c) Dividends to Shareholders: It is the policy of the Company, with respect to each Fund, to declare dividends from the net investment income earned by each Fund daily; such dividends are distributed to each Fund's shareholders on the subsequent business day. Dividends from net realized capital gains, offset by capital loss carryovers, if any, are generally declared and paid when realized.

(d) Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(e) Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders by complying with the applicable sections of the Internal Revenue Code, and to make distributions of income (including net realized capital gains) sufficient to relieve it from all Federal income taxes. Accordingly, no

================================================================================
CORTLAND TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
================================================================================

Note 2-Significant Accounting Policies: (Continued)

provision for Federal income taxes is required. At January 31, 1998, U.S. Government Fund and Municipal Fund had unused capital loss carryforwards of approximately $715,280 and $32,156, respectively, available for Federal income tax purposes to be applied against future securities profit, if any. If not applied against future securities profit, $264,039 and $451,241 will expire in the years 2003 and 2004, respectively, for U.S. Government Fund. $16,757, $3,530 and $11,869 will expire in the years 2001, 2002 and 2003, respectively, for Municipal Fund.

Note 3-Management Fee and Other Transactions With Affiliates:

(a) Reich & Tang Asset Management, L.P. (the "Manager") serves as the manager of the Company and its three Funds pursuant to agreements with the Funds dated September 14, 1993 ("Agreements"). Under the Agreements, the Manager provides directly, or indirectly through contracts with others, all services required for the management of the Company. The Manager bears all ordinary operating expenses associated with the Company's operation except: (a) the fees of the directors who are not "interested persons" of the Company, as defined by the Act, and the travel and related expenses of the directors incident to their attending shareholder's, director's and committee meetings, (b) interest, taxes and brokerage commissions, (c) extraordinary expenses, (d) shareholder service or distribution fees which together can represent up to 0.25% with respect to the Cortland shares and Bradford shares and up to 0.20% with respect to the Live Oak shares of the net assets of each Fund on an annualized basis, and (e) membership dues of any industry association. Additionally, the Manager has assumed all expenses associated with organizing the Company and all expenses of registering or qualifying the Company's shares under Federal and state securities laws. The Funds pay the Manager an annual fee, calculated daily and paid monthly, of .80% of the first $500 million of the Company's average daily net assets, plus .775% of the next $500 million of the Company's average daily net assets, plus .75% of the next $500 million of the Company's average daily net assets, plus .725% of the Company's average daily net assets in excess of $1.5 billion. The management fees are allocated pro-rata to each Fund based on their average daily net assets.

(b) Certain officers and directors of the Company are "affiliated persons", as defined in the Act, of the Manager. Each director who is not an "affiliated person" receives from the Company an annual fee of $5,000 for services as a director and a fee of $1,250 for each Board of Directors' meeting attended. All directors fees and expenses are allocated equally to each Fund.

(c) Pursuant to a Distribution Plan ("Plan") dated July 31, 1989, each Fund can make payments of up to 0.25% per annum of its average daily net assets with respect to Cortland shares of the Fund for assistance in distributing its shares. The Manager and/or its affiliates have the ability to make additional payments for distribution assistance. The Manager and/or its affiliates bear all other expenses related to the distribution of the company's shares.

Pursuant to a Distribution Plan approved by the Company's Board on November 9, 1995, each Fund can make payments of up to 0.20% per annum of it's average daily net assets with respect to the Live Oak shares of the Fund for assistance in distributing its shares.

Pursuant to a Distribution Plan approved by the company's Board on March 5, 1997, each Fund can make payments of up to 0.25% per annum of it's average daily net assets with respect to the Bradford shares of the Fund for assistance in distributing its shares.

During the period ended January 31, 1998, the manager voluntarily waived investment management fees of $361,000 for Cortland U.S. Government Fund.

During the period ended January 31, 1998, the Distributor waived Distribution support and services fees of $2,154 and $1,646 for the Cortland Shares of the Cortland U.S. Government Fund and Municipal Fund, respectively and $48,296 and $31,778 for the Live Oak shares of the U.S. Government Fund and Municipal Fund, respectively and $28,788 and $96,320 for the Bradford shares of Cortland Government Fund and Municipal Fund, respectively.

================================================================================
CORTLAND TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
================================================================================

Note 4-Capital Share Transactions:

At January 31, 1998, 5 billion shares of $.001 par value shares of the Company were authorized. Transactions in the shares of each Fund were all at $1.00 per share and are summarized for the period as follows:

                                                                                                   Municipal Money
                                                      U.S. Government Fund                          Market Fund
                                                 April 1, 1997      For the Year           April 1, 1997    For the Year
                                                      to                Ended                   to              Ended
                                                  January 31,         March 31,             January 31,       March 31,
                                                     1998               1997                   1998             1997

Cortland Shares
Shares sold.................................      267,058,995        482,519,139            292,097,097     636,672,511
Dividends reinvested........................        4,663,229          8,302,991              2,564,327       4,476,740
                                                 ------------      -------------          -------------    ------------
                                                  271,722,224        490,822,130            294,661,424     641,149,251
Shares redeemed.............................    ( 392,504,248)    (  581,769,845)        (  397,986,314) (  704,278,250)
                                                 ------------      -------------          -------------    ------------
Net decrease................................    ( 120,782,024)    (   90,947,715)        (  103,324,890) (  63,128,999)
                                                 ============      =============          =============   ============

Live Oak Shares
Shares sold.................................      204,169,009        198,329,103            186,731,086     195,656,417
Dividends reinvested........................        2,255,208          2,241,698              1,337,342       1,478,139
                                                 ------------      -------------          -------------    ------------
                                                  206,424,217        200,570,801            188,068,428     197,134,556
Shares redeemed.............................    ( 197,698,050)   (   192,677,575)        (  174,733,217) (  187,994,064)
                                                 ------------     --------------          -------------    ------------
Net increase................................        8,726,167          7,893,226             13,335,211       9,140,492
                                                 ============      =============          =============    ============

Bradford Shares
Shares sold.................................      104,107,907                               400,991,415
Dividends reinvested........................          738,753                                 1,620,426
                                                 ------------                             -------------
                                                  104,846,660                               402,611,841
Shares redeemed.............................    (  55,523,687)                           (  222,298,771)
                                                 ------------                             -------------
Net increase................................       49,322,973                               180,313,070
                                                 ============                             =============

The components of net assets at January 31, are as follows:
                                                                                             Municipal Money
                                                               U.S. Government Fund            Market Fund
                                                               January 31, 1998              January 31, 1998
                                                               ------------------            ---------------

Paid-in capital.............................                   $  157,430,967               $  302,464,441
Accumulated net realized losses.............                    (     687,629)               (      24,684)
Undistributed net
investment income...........................                          432,120                          -0-
                                                                -------------                --------------
Total net assets............................                   $  157,175,458               $  302,439,757
                                                                =============                 =============

Note 5- FINANCIAL HIGHLIGHTS

Reference is made to the Supplement to the Prospectus dated March 16, 1998.

--------------------------------------------------------------------------------
BRADFORD                                    600 Fifth Avenue, New York, NY 10020
SHARES                                                            (212) 830-5280
================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
                                  July 31, 1997
                   Relating to the Bradford Shares Prospectus
                               dated July 31, 1997

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with a Prospectus which may be obtained from your securities dealer or by writing to Reich & Tang Distributors L.P., 600 Fifth Avenue, New York, New York 10020 or toll free at (800) 433-1918.

                                Table of Contents

--------------------------------------------------------------------------------------------------------------------
Introduction.........................................2           Qualification as a Regulated
General Information about the Company................2              Investment Company..........................12
   The Company and Its Shares........................2           Excise Tax on Regulated
   Directors and Officers............................3              Investment Companies........................13
   Compensation Table................................4           Portfolio Distributions........................13
Manager and Investment Advisor.......................5           Sale or Redemption of Portfolio Shares.........15
Expenses.............................................7         Foreign Shareholders.............................15
Distributor and Plans of Distribution................8           Effect of Future Legislation and
   Custodian........................................10              Local Tax Considerations....................15
   Transfer Agent...................................10        Yield Information.................................15
   Sub-Accounting...................................10        Investment Programs and Restrictions..............16
   Principal Holders of Securities..................10           Investment Programs............................16
   Reports..........................................10           When-Issued Securities.........................18
Share Purchases and Redemptions.....................10           Stand-by Commitments...........................19
   Purchases and Redemptions........................10           Municipal Participations.......................20
   Net Asset Value Determination....................11           Investment Restrictions........................20
Dividends and Tax Matters...........................11        Portfolio Transactions............................21
   Dividends........................................11        Investment Ratings................................22
   Tax Matters......................................12

INTRODUCTION

The Company, Cortland Trust, Inc., is a money market mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. This information is included in a Prospectus dated July 31, 1997, relating to two of the Company's three money market portfolios, which may be obtained without charge from Reich & Tang Distributors L.P. (the "Distributor"). Investors may also contact securities dealers authorized by the Distributor to distribute the Company's shares in order to obtain a Prospectus. Some of the information required to be in this Statement of Additional Information is also included in the current Prospectus of the Company; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

Incorporated herein by reference is the Company's statement of additional information dated August 1, 1996 contained in Post-Effective Amendment No. 24 to the Company's Registration Statement on Form N-1A (File Nos. 2-94935 and 811-4179) filed with the SEC on July 28, 1996. The Company's most recent prospectus is available upon request and without charge by writing or calling the Company at 600 Fifth Avenue, New York, New York 10020 (212) 830-5280.


GENERAL INFORMATION ABOUT THE COMPANY

The Company and Its Shares

The Company is a no-load, open-end diversified investment company. The Company was initially organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated October 31, 1984, but had no operations prior to May 9, 1985. On July 31, 1989, the Company was reorganized from a Massachusetts business trust into a Maryland corporation, pursuant to an Agreement and Plan of Reorganization approved by the shareholders on July 31, 1989. The shares of the Company are divided into three portfolios constituting separate portfolios of investments, with various investment objectives and policies (the "Portfolios") and, in turn, two of the Company's Portfolios are divided into classes (each such class is referred to herein as a "Fund" and collectively as the "Funds"):
         Bradford U.S. Government Money Market Fund
         Bradford Short-Term Municipal Money Market Fund

Each Portfolio issues shares of common stock in the Company. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a particular Portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of such Portfolio. Each share of a Portfolio bears equally the expenses of such Portfolio.

As used in the Prospectus, the term "majority of the outstanding shares" of the Company or of a particular Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.

Shareholders of the Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may classify or reclassify any unissued shares to create a new class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

The Articles of Incorporation, as supplemented, permit the Directors to issue the following number of full and fractional shares, par value $.001, of the
Portfolios: 2,000,000,000 shares of the Cortland General Money Market Fund (of which 100,000,000 shares are classified as the Pilgrim America Shares and 400,000,000 shares are classified as Live Oak General Money Market Fund Shares); 1,000,000,000 shares of the U.S. Government Fund (of which 100,000,000 shares are classified as Live Oak U.S. Government Fund Shares and 400,000,000 shares are classified as Bradford U.S. Government Money Market Fund Shares); and 1,000,000,000 shares of the Municipal Money Market Fund (of which 100,000,000 shares are classified as Live Oak Municipal Money Market Fund Shares and 400,000,000 shares are classified as Bradford Short-Term Municipal Money Market Fund Shares). Each Fund share is entitled to participate pro rata in the dividends and distributions from that Fund. Additional information concerning the rights of share ownership is set forth in each Prospectus.

The assets received by the Company for the issue or sale of shares of each Portfolio and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio are segregated and are charged with the expenses with respect to that Portfolio and with a share of the general expenses of the Company as described below under "Expenses". While the expenses of the Company are allocated to the separate books of account of each Portfolio, certain expenses may be legally chargeable against the assets of all three Portfolios. Also, certain expenses may be allocated to a particular class of a Portfolio. See "Expenses".


The Articles of Incorporation provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Company shall have any liability to the Company or to its shareholders for damages.

The Articles of Incorporation further provide that the Company shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland
General Corporation Law; that the Company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law and that the Board of Directors may through By-law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of
Incorporation protects any director or officer of the Company against any liability to the Company or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

As described in each Prospectus, the Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the 1940 Act. At such time as less than a majority of the directors have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the election of directors.

Except as otherwise disclosed in each Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

Directors and Officers

The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 600 Fifth Avenue, New York, New York 10020.

Steven W. Duff, 43 - President and Director of the Company, is President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc., President and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund, Executive Vice President of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Owen Daly II, 72 - Chairman and Director of the Company, Six Blythewood Road, Baltimore, Maryland 21210. Director, CF&I Steel Corporation and Director/Trustee of the AIM Group of Mutual Funds, formerly Chairman of the Board of the Equitable Bancorporation.

Albert R. Dowden, 55 - Director of the Company, and of Volvo North America Corporation, 535 Madison Avenue, New York, NY 10022. President of Volvo North America Corporation.

David C. Melnicoff, 77 - Director of the Company, 1919 Chestnut Street, Philadelphia, Pennsylvania 19103. President, Samuel S. Fels Fund and Lecturer in Finance, Temple University. Formerly Executive Vice President, Investment Division, Philadelphia Savings Fund Society. Prior thereto, Managing Director for Operations and Supervision of the Board of Governors of the Federal Reserve System.

James L. Schultz, 60 - Director of the Company, Cherrington Corporate Center, Bldg. One, 1700 Beaver Grade Road, Coraopolis, Pennsylvania 15108. President, Treasurer and Director of Computer Research, Inc.

Richard De Sanctis, 40 - Vice President and Treasurer of the Company, is Vice President and Treasurer of the Manager since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993 and Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New

York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

Ronda Feldman, 51 - Vice President of the Company, is Vice President of Reich & Tang Services L.P. since March 1992. Ms. Feldman was formerly Director of Client Relations, Supervised Service Company from 1987 to 1992.

Molly Flewharty, 46 - Vice President of the Company, is Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

Dana E. Messina, 40 - Vice President of the Company, is Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.

Ruben Torres, 48 - Vice President of the Company, Vice President of Operations of Reich & Tang Services L.P. since January 1991. Mr. Torres was formerly Vice President and Assistant Treasurer of Cortland Financial Group, Inc.

Bernadette N. Finn, 49 - Secretary of the Company, is Vice President of the Reich & Tang Mutual Funds Division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt Proceeds Fund, Inc.; Vice President and Secretary of Delafield Fund, Inc., Institutional Daily Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.


Each director who is not an "interested person" receives an annual fee from the Company of $10,000 for his services as a director and a fee of $1,250 for each Board meeting attended, and all directors are reimbursed by the Company for expenses incurred in connection with attendance at meetings of the Board of Directors.

                               Compensation Table
          (1)                       (2)                       (3)                      (4)                       (5)
    Name of Person,        Aggregate Compensation    Pension or Retirement      Estimated Annual       Total Compensation from
       Position             from Registrant for       Benefits Accrued as         Benefits upon         Fund and Fund Complex
                                Fiscal Year          Part of Fund Expenses         Retirement            Paid to Directors*
Owen Daly II,                     $15,000                      0                        0                 $15,000 (1 Fund)
Director

Albert R. Dowden,                 $15,000                      0                        0                 $15,000 (1 Fund)
Director

David C. Melnicoff,               $15,000                      0                        0                 $15,000 (1 Fund)
Director

James L. Schultz                  $15,000                      0                        0                 $15,000 (1 Fund)
Director

  * The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending March 31, 1997 and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending March 31, 1997. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

MANAGER AND INVESTMENT ADVISOR

Manager and Investment Advisor

Reich & Tang Asset Management L.P., a Delaware limited partnership, with its principal offices at 600 Fifth Avenue, New York, New York 10020, serves as the manager and investment advisor of the Company and its three Funds pursuant to agreements with the Funds dated August 30, 1996 (the "Management/Investment Advisory Agreements"). Under the Management/Investment Advisory Agreements, Reich & Tang Asset Management L.P. (the "Manager") provides, either directly or indirectly through contracts with others, all services required for the management of the Company. The Manager bears all ordinary operating expenses associated with the Company's operation except: (a) the fees of the Directors who are not "interested persons" of the Company, as defined by the 1940 Act, and the travel and related expenses of the Directors incident to their attending shareholders', directors' and committee meetings; (b) interest, taxes and brokerage commissions (which are expected to be insignificant); (c) extraordinary expenses, if any, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto; (d) shareholder service or distribution fees payable by the Company under the plans of distribution described under the heading "Distributor" below; and (e) membership dues of any industry association. Additionally, the Manager has assumed all expenses associated with organizing the Company and all expenses of registering or qualifying the Company's shares under federal and state securities laws.

The Manager was at June 30, 1997 investment manager, advisor or supervisor with respect to assets aggregating in excess of $9.3 billion. The Manager currently acts as investment manager or administrator of fifteen other investment companies and also advises pension trusts, profit sharing trusts and endowments. New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the limited partnership, Reich & Tang Asset Management L.P., the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund.

New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through twelve subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units include AEW Capital Management, L.P., Back Bay Advisors, L.P., Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Co., L.P., MC Management, L.P., New England Fund, L.P., New England Funds Management, L.P., Reich & Tang Asset Management L.P., Vaughan-Nelson, Scarborough & McConnell L.P. and Westpeak
Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 69 other registered investment companies.

The merger between The New England and MetLife resulted in an "assignment" of the Management/Investment Advisory Agreements relating to each Fund. Under the 1940 Act, such an assignment caused the automatic termination of the agreements. On November 14, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved Management/Investment Advisory Agreements effective August 30, 1996, which has a term which extends to June 30, 1998 and may be continued thereafter for successive twelve-month periods beginning each July 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Management/ Investment Advisory Agreements or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The Management/ Investment Advisory Agreements were approved by each Fund on March 28, 1996 and each contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Management/ Investment Advisory Agreement with the Manager, except as to the date of execution and termination.

Pursuant to the terms of the Management/ Investment Advisory Agreements, the Manager manages the investments of each of the Funds, subject at all times to the policies and control of the Company's Board of Directors. The Manager obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds. The Manager shall not be liable to the Funds or to their shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Under the Management/Investment Advisory Agreements, the Manager: (a) supervises and manages all aspects of the Company's operations and the operations of each of the Company's three Portfolios; (b) furnishes the Company with such office space, heat, light, utilities, equipment and personnel as may be necessary for the proper operation of the Portfolios and the Company's principal executive office; (c) monitors the performance by all other persons furnishing services to the Company on behalf of each Portfolio and the shareholders thereof and periodically reports on such performance to the Board of Directors; (d) investigates, selects and conducts relationships on behalf of the Company with custodians, depositories, accountants, attorneys, underwriters, brokers and dealers, insurers, banks, printers and other service providers and entities performing services to the Portfolios and their shareholders; (e) furnishes the Portfolios with all necessary accounting services; and (f) reviews and supervises the preparation of all financial, tax and other reports and regulatory filings. The expenses of furnishing the foregoing are borne by the Manager. See "Expenses" below.

In consideration of the services to be provided by the Manager and the expenses to be borne by the Manager under the Management/Investment Advisory Agreements, the Manager receives annual fees from each of the Portfolios, calculated daily and paid monthly, of 0.800% of the first $500 million of the Company's average daily net assets, 0.775% of the average daily net assets of the Company in excess of $500 million but less than $1 billion, 0.750% of the average daily net assets of the Company in excess of $1 billion but less than $1.5 billion, plus 0.725% of the Company's average daily net assets in excess of $1.5 billion. The Company's comprehensive fee is higher than most other money market mutual funds which do not offer services that the Company offers. However, most other funds bear certain expenses that are borne by the Manager. During the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997 the Company paid to the Manager the management fees set forth in the table below:
            Fiscal Year                 Management Fees
            1995                    Payable       Waived           Paid
            ----                    -------       ------           ----
        Cortland General           $7,188,114    $124,695       $7,063,419
        U.S. Government             1,704,092     17,8740        1,686,218
        Municipal                   1,755,183           0        1,755,183
           1996
           ----
        Cortland General           $9,878,992          $0       $9,878,992
        U.S. Government             1,964,097           0        1,964,097
        Municipal                   1,981,507           0        1,981,507
               1997
               ----
        Cortland General          $10,885,158          $0     $10,885,1582
        U.S. Government             1,851,957      50,000        1,801,957
        Municipal                   1,698,486           0        1,698,486

The Management/Investment Advisory Agreements were approved by the Board of Directors, including a majority of directors who are not interested persons (as defined in the 1940 Act), of the Portfolios or the Manager, effective August 30, 1996 for a two-year period. The new Management/Investment Advisory Agreements will continue year to year thereafter if they are specifically approved at least annually by the Board of Directors and by the affirmative vote of a majority of the directors who are not parties to such Management/Investment Advisory Agreements or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Portfolios or the Manager may terminate the Management/Investment Advisory Agreements on 60 days' written notice without penalty. Each Management/Investment Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Manager shall not be liable to the Portfolios or to their shareholders for any act or omission by the Manager or for any loss sustained by a Fund or its shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Company's (Portfolios') right to use the name "Cortland" in its name in any form or combination may terminate upon termination of the Manager as the Company's (Portfolios') investment manager.

Pursuant  to the terms of the  Management/Investment  Advisory  Agreements,  the
Manager:  (a) provides the Company with certain  executive,  administrative  and clerical services as are deemed advisable by the Board of Directors; (b) arranges, but does not pay for, the periodic updating of prospectuses and statements of additional information and supplements thereto, proxy materials, tax returns, reports to each Portfolio's shareholders and reports to and filings with the SEC and state Blue Sky authorities; (c) provides the Board of Directors on a regular basis with financial reports and analyses of the Portfolios' operations and the operation of comparable investment companies; (d) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any of the Portfolios and whether concerning the individual issuers whose securities are included in the portfolios of the Company's three Portfolios; (e) determines which issuers and securities shall be represented in the Portfolios' portfolios and regularly reports thereon to the Company's Board of Directors; (f) formulates and implements continuing programs for the purchases and sales of securities for the Portfolios; and (g) takes, on behalf of the Portfolios, all actions which appear to be necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of portfolio securities. Any investment program undertaken by the Manager will at all times be subject to the policies and control of the Board of Directors. The Manager shall not be liable to the Portfolios or to their shareholders for any act or omission by the Manager or for any loss sustained by a Portfolio or its shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


EXPENSES

Pursuant to the Management/Investment Advisory Agreements, the Manager furnishes, without cost to the Company, the services of the President, Secretary and one or more Vice Presidents of the Company and such other personnel as are required for the proper conduct of the Portfolios' affairs and to carry out their obligations under the Management/Investment Advisory Agreements. Pursuant to the Management/Investment Advisory Agreements, the Manager maintains, at its expense and without cost to the Portfolios, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the Portfolios. The Manager, on behalf of its affiliate, Reich & Tang Distributors L.P. (the "Distributor"), pays out of the management fees from each of the Funds and payments under a Plan of Distribution (see "Distributor and Plans of Distribution") the expenses of printing and distributing prospectuses and statements of additional information and any other promotional or sales literature used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the public offering of the Portfolios' shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

Except as set forth below, the Manager pays all expenses of the Portfolios, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company; all fees payable by the Company to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Company (the Company does not issue share certificates at the present time); all costs and expenses in connection with the registration and maintenance of registration of the Portfolios and their shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Company and supplements thereto to the Company's shareholders and to potential shareholders of the Portfolios; all expenses of shareholders' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Portfolios' shares; routine fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Company; postage; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; and all other charges and costs of the Portfolios' operations unless otherwise explicitly assumed by the Company. The Company is responsible for payment of the following expenses not borne by the Manager: (a) the fees of the directors who are not "interested persons" of the Company, as defined by the 1940 Act, and travel and related expenses of the directors for attendance at meetings; (b) interest, taxes and brokerage commissions (which can be expected to be insignificant); (c) extraordinary expenses, if any, including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto; (d) any shareholder service or distribution fee payable by the Company under the plan of distribution described below; and (e) membership dues of any industry association.


Expenses which are attributable to any of the Company's Portfolios are charged against the income of such Portfolio in determining net income for dividend purposes. Expenses of the Company which are not directly attributable to the operations of any single Portfolio are allocated among the Portfolios based upon the relative net assets of each Portfolio.

DISTRIBUTOR AND PLANS OF DISTRIBUTION

The Distributor serves as the principal underwriter of the Company's shares pursuant to Distribution Agreements dated September 15, 1993. The Distributor has an office located at 600 Fifth Avenue, New York, New York 10020.

Pursuant to the Distribution Agreements, the Distributor: (a) solicits and receives orders for the purchase of shares of the Portfolios, accepts or rejects such orders on behalf of the Company in accordance with the Company's currently effective Prospectuses and transmits such orders as are accepted to the Company as promptly as possible; (b) receives requests for redemptions and transmits such redemption requests to the Company as promptly as possible; (c) responds to inquiries from shareholders concerning the status of their accounts and the operation of the Company; and (d) provides daily information concerning yields and dividend rates to shareholders. The Distributor shall not be liable to the Company or to its shareholders for any act or omission or any loss sustained by the Company or its shareholders except in the case of the Distributor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Distributor receives no compensation from the Company for its services.

On July 18, 1997, the Distributor entered into a Primary Dealer Agreement with J.C. Bradford & Co. LLC ("J.C.Bradford") in order to provide for the offer and sale of the Funds, under an arrangement where J.C. Bradford automatically "sweeps" free credit balances into a Fund at the end of each day, allowing the J.C. Bradford account holder to earn dividends otherwise unavailable in his brokerage account.

Each Portfolio has adopted a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plans") with respect to the Funds. Pursuant to the Funds' Plans, the Distributor may pay certain promotional and advertising expenses and may compensate certain registered securities dealers (including J.C. Bradford) and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Company and furnishing other shareholder services. Payments by the Distributor are paid out of the management fees and distribution plan payments received by the Manager and/or its affiliates from each of the Funds, out of past profits or from any other source available to the Distributor. J.C. Bradford may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions which may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents"). For processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Funds and communicating with J.C. Bradford and the Distributor, the Company may pay each such Shareholder Service Agent (or if no Shareholder Service Agent provides services, the Distributor, to cover expenditures for advertising, sales literature and other promotional materials on behalf of the Company) an amount not to exceed on an annual basis 0.25% of the aggregate average daily net assets that such Shareholder Service Agent's customers maintain with the Funds during the term of any Shareholder Service Agreement. The Company also offers other classes of shares of the Portfolios with different distribution arrangements designed for institutional and other categories of investors.

The Distributor, under the Plans, may also make payments to J.C. Bradford and/or Shareholder Service Agents out of the investment management fees received by the Manager from each of the Funds, out of its past profits or from any other source available to the Distributor.

The fees payable to Shareholder Service Agents under Shareholder Service Agreements are negotiated by the Distributor. The Distributor will report quarterly to the Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate of payment will be based upon the Distributor's analysis of: (1) the contribution that the Shareholder Service Agent makes to each of the Portfolios by increasing assets under management and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to the Company if shareholder services were provided directly by the Company or other authorized persons; (4) the costs incurred by the Shareholder Service Agent in connection with providing services to shareholders; and (5) the need to respond to competitive offers of others, which could result in assets being withdrawn from a Portfolio and an increase in the expense ratio for any of the Portfolios.

The Distribution Agreements for each of the Funds were last approved by the Board of Directors on June 25, 1997, to provide for the distribution of the shares of each of the Funds. The Distribution Agreements will continue in effect from year to year if specifically approved at least annually by the Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Distribution Agreements or any Shareholder Service Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Company, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans may only be renewed if the directors make a similar determination for each subsequent year. The Plans may not be amended to increase the maximum amount of payments by the Company or the Manager to its Shareholder Service Agents without shareholder approval, and all material amendments to the provisions of the Plans must be approved by the Board of Directors and by the directors who have no direct or indirect financial interest in the Plans, by votes cast in person at a meeting called for the purpose of such vote. Each Fund or the Distributor may terminate the
Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements terminate automatically in the event of their "assignment," as defined in the 1940 Act. The services of the Distributor to the Funds are not exclusive, and it is free to render similar services to others. The Plans may also be terminated by each of the Funds or by the Manager or in the event of their "assignment," as defined in the 1940 Act, on the same basis as the Distribution Agreements.

Although it is a primary objective of the Plans to reduce expenses of the Portfolios by fostering growth in the Portfolios' net assets, there can be no assurance that this objective of the Plans will be achieved; however, based on the data and information presented to the Board of Directors by the Manager and the Distributor, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Portfolios can be accomplished under the Plans.

When the Board of Directors approved the Distribution Agreements, the Primary Dealer Agreement, the forms of Shareholder Service Agreement and the Plans, the Board of Directors requested and evaluated such information as they deemed reasonably necessary to make an informed determination that the Distribution Agreements, Plans and related agreements should be approved. They considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the Distribution Agreements, Plans and related agreements would benefit the Portfolios and their respective shareholders.

The Board of Directors reviewed, among other things, (1) the nature and extent of the services to be provided by the Manager, the Distributor, J.C. Bradford and the Shareholder Service Agents, (2) the value of all benefits received by the Manager, (3) the overhead expenses incurred by the Manager attributable to services provided to the Company's shareholders, and (4) expenses of the Company being assumed by the Manager.

In connection with the approval of the Plans, the Board of Directors also determined that the Portfolios would be expected to receive at least the following benefits:

1) The Distributor and Shareholder Service Agents will furnish rapid access by a shareholder to his Portfolio account for the purpose of effecting executions of purchase and redemption orders.

2) The Distributor and Shareholder Service Agents will provide prompt, efficient and reliable responses to inquiries of a shareholder concerning his account status.

3) The Company's ability to sustain a relatively predictable flow of cash for investment purposes and to meet redemptions facilitates more successful, efficient portfolio management and the achievement of each of the Portfolios' fundamental policies and objectives of providing stability of principal, liquidity, and, consistent with the foregoing, the highest possible current income, is enhanced by a stable network of distribution.

4) A successful distribution effort will assist the Manager in maintaining and increasing the organizational strength needed to serve the Company.

5) The establishment of an orderly system for processing sales and redemptions is also important to the Company's goal of maintaining the constant net asset value of each Portfolio's shares, which most shareholders depend upon. By identifying potential investors whose needs are served by the objectives of the Portfolio, a well-developed, dependable network of Shareholder Service Agents may help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the ability of the Portfolios to stabilize their net asset values per share.

6) The Company expects to share in the benefits of growth in the Portfolios' net assets by achieving certain economies of scale based on a reduction in the management fees, although the Manager will receive a larger fee if net assets grow.

The Plans will only make payments for expenses actually incurred by the Distributor. The Plans will not carry over expenses from year to year and if a Plan is terminated in accordance with its terms, the obligations of a Portfolio to make payments to the Distributor pursuant to the Plan will cease and the Portfolio will not be required to make any payments past the date the Plan terminates.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Distributor will engage banks as shareholder service agents only to perform administrative and shareholder servicing functions. While the matter is not free from doubt, the management of the Company believes that such laws should not preclude a bank from acting as a shareholder service agent. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

State law may, in some jurisdictions, differ from the foregoing discussion of the Glass-Steagall Act and from other applicable federal law. Prior to entering into shareholder servicing agreements with banks in Texas, the Distributor will obtain a representation from such banks that they are either registered as dealers in Texas, or that they will not engage in activities that would constitute acting as dealers under Texas State law.

CUSTODIAN

Investors Fiduciary Trust Company acts as custodian for the Company's portfolio securities and cash. Investors Fiduciary Trust Company receives such compensation from the Manager for its services in such capacity as is agreed to from time to time by Investors Fiduciary Trust Company and the Manager. The address of Investors Fiduciary Trust Company is 127 West 10th Street, Kansas City, Missouri 64105.

TRANSFER AGENT

Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020, an affiliate of the Manager, acts as transfer agent with respect to the Funds. All costs associated with performing such services are borne by the Manager.

SUB-ACCOUNTING

The Manager, at its expense, will provide sub-accounting services to all shareholders and maintain information with respect to underlying owners.

PRINCIPAL HOLDERS OF SECURITIES

On June 30, 1997 there were 2,236,979,166 shares of the Portfolios outstanding. As of June 30, 1997 the amount of shares owned by all officers and directors of the Portfolios as a group was less than 1% of the outstanding shares of the Portfolios. To the best of the knowledge of the company, no person or entity held 5% or more of the outstanding voting securities of any of the Portfolios.


REPORTS

The Company furnishes shareholders with semi-annual reports containing information about the Portfolios and their operations, including a schedule of investments held by the Portfolios and the financial statements for each Portfolio. The annual financial statements are audited by the Company's independent auditors. The Board of Directors has selected Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, as the Company's independent auditors to audit the Portfolios' financial statements and to review the Portfolios' tax returns.

SHARE PURCHASES AND REDEMPTIONS

PURCHASES AND REDEMPTIONS

A complete description of the manner in which the Company's shares may be purchased, redeemed or exchanged appears in the Prospectus under the captions "How to Purchase Shares," "Redemption Procedures," and "Exchanges."

The possibility that shareholders who maintain accounts of less than $250 in value will be subject to mandatory redemption is also described under the caption "Redemption Procedures." If the Board of Directors authorizes mandatory redemption of such small accounts, the holders of shares with a value of less than $250 will be notified that they must increase their investment to $250 or their shares will be redeemed on or after the 60th day following such notice or pay a fee. Involuntary redemptions will not be made if the decline in value of the account results from a decline in the net asset value of a share of any of the Portfolios. The Company does not presently redeem such small accounts and does not currently intend to do so.


The right of redemption  may be suspended or the date of payment  postponed when
(a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Portfolio not reasonably practicable.

NET ASSET VALUE DETERMINATION

The net asset values of the Portfolios are determined twice daily as of 12 noon and 4:15 p.m. Eastern time on each day the New York Stock Exchange and the Company's custodian are open for business.

For the purpose of determining the price at which shares of the Portfolios are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of a Portfolio as set forth below; (b) deducting such Portfolio's liabilities; (c) dividing the resulting amount by the number of shares outstanding of such Portfolio; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Company to maintain a net asset value per share of $1.00 for each of the Portfolios.

The debt instruments held in each of the Portfolio's portfolios are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the entire portfolio. During periods of declining interest rates, the daily yield for a Portfolio, computed as described under the caption "Dividends and Tax Matters" below, may be higher than a similar computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio results in a lower aggregate portfolio value for such Portfolio on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in such Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

As it is difficult to evaluate the likelihood of exercise or potential benefit of a Stand-by Commitment, described under the caption "Investment Program - Stand-by Commitments," such commitments will be considered to have no value, regardless of whether any direct or indirect consideration is paid for such commitments. Where the Municipal Money Market Portfolio has paid for a Stand-by Commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The valuation of the portfolio instruments based upon their amortized cost, the calculation of each Portfolio's per share net asset value to the nearest whole cent and the concomitant maintenance of the net asset value per share of $1.00 for each of the Portfolios is permitted in accordance with applicable rules and regulations of the SEC, which require the Portfolios to adhere to certain conditions. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only instruments having remaining maturities of thirteen months or less and invests only in securities determined by the Manager to be of high quality with minimal credit risk. The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per share at $1.00 as computed for the purpose of sales and redemptions. Such procedures include review of a Portfolio's portfolio holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for a Portfolio deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the shares of the Portfolio. In the event the Board of Directors determines that such a deviation exists for a Portfolio, it will take such corrective action as the Board of Directors deems necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

DIVIDENDS AND TAX MATTERS

Dividends

All of the net income earned by each Portfolio is declared daily as dividends to the respective holders of record of each Portfolio. Net income for each of the Portfolios for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned, if any, on the assets of each Portfolio and any general income of the Company prorated to such Portfolio based on the relative net assets of such Portfolio, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Portfolio and general expenses of the Company prorated to such Portfolio based on the relative net assets of such Portfolio. The amount of discount or premium on instruments in each Portfolio's portfolio is fixed at the time of purchase of the instruments. See "Net Asset Value Determination" above. Realized gains and losses on portfolio securities held by each Portfolio will be reflected in the net asset value of such Portfolio. Each Portfolio expects to distribute any net realized short-term gains of such Portfolio at least once each year, although it may distribute them more frequently if necessary in order to maintain such Portfolio's net asset value at $1.00 per share. The Portfolios do not expect to realize net long-term capital gains.

Should any of the Portfolios incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share or net income per share of a Portfolio for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of a Portfolio were reduced, or was anticipated to be reduced, below $1.00, the Board of Directors may suspend further dividend payments with respect to that Portfolio until the net asset value per share returns to $1.00. Thus, such expense or loss or depreciation might result in a shareholder receiving no dividends for the period during which he held shares of the Portfolio and/or in his receiving upon redemption a price per share lower than the price which he paid.

Dividends on a Portfolio's shares are normally payable on the first day following the date that a share purchase or exchange order is effective and on the date that a redemption order is effective. The net income of a Portfolio for dividend purposes is determined as of 12:00 noon Eastern time on each "business day" of the Company, as defined in the Prospectus and immediately prior to the determination of each Portfolio's net asset value on that day. Dividends are declared daily and reinvested in the form of additional full and fractional shares of each Portfolio at net asset value. A shareholder may elect to have the aggregate dividends declared and paid monthly to him by check.

Tax Matters

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income of the Municipal Money Market Portfolio includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.


If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

PORTFOLIO DISTRIBUTIONS

Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

Each Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares.


Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The Municipal Money Market Portfolio intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Municipal Money Market Portfolio's taxable year at least 50% of the Portfolio's total assets consists of tax-exempt municipal obligations. Distributions from the Municipal Money Market Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Municipal Money Market Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Municipal Money Market Portfolio of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Municipal Money Market Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Municipal Money Market Portfolio. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Municipal Money Market Portfolio will likely be subject to tax on dividends paid by the Municipal Money Market Portfolio which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

Distributions by a Portfolio that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).


SALE OR REDEMPTION OF PORTFOLIO SHARES

Each Portfolio seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will do this. In such a case, a shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends and exempt-interest dividends and amounts retained by the Portfolio that are designated as undistributed capital gains.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign noncorporate shareholder, a Portfolio may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Portfolio with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION AND LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Portfolio.

YIELD INFORMATION

The yield for each Portfolio can be obtained by calling your securities dealer or the Distributor at (212) 830-5280 if calling from New Jersey, Alaska or Hawaii, or by calling toll free at (800) 433-1918 if calling from elsewhere in the continental U.S. Quotations of yield on the Portfolios may also appear from time to time in the financial press and in advertisements.

The current yields quoted will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yield for a Portfolio will be computed by assuming that an account was established with a single share of such Portfolio (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of 1%. The Company may also furnish a quotation of effective yield for each Portfolio that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yield for the period, which will be computed by compounding the unannualized current yield for the period by adding 1 to the unannualized current yield, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result. Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in each Portfolio's portfolio and each Portfolio's operating expenses. Quotations of yields will be accompanied by information concerning the average weighted maturity of the Portfolios. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for one of the Portfolios with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, (c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors, and (d) the taxable or tax-exempt character of all or part of dividends received.

INVESTMENT PROGRAMS AND RESTRICTIONS

Investment Programs

Information concerning the fundamental investment objectives of the Company and each Portfolio is set forth in the Prospectus, respectively, under the captions "Investment Programs" or "Investment Program." The principal features of the investment programs and the primary risks associated with those investment programs of the Company and the Portfolios are discussed in the Prospectus under the aforementioned captions.

The following is a more detailed description of the portfolio instruments eligible for purchase by the Portfolios which augments the summary of the Company's and the Portfolios' investment programs which appears in the Prospectus, under the aforementioned captions. The Company seeks to achieve its objectives by investing in portfolios of short-term instruments rated high quality by a major rating service or determined to be of high quality by the Manager under the supervision of the Board of Directors.

Subsequent to its purchase by a Portfolio, a particular issue of Municipal Securities, as defined in the Prospectus under the aforementioned captions may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Portfolios. Neither event requires the elimination of such obligation from a Portfolio's portfolio, but the Manager will consider such an event to be relevant in its determination of whether the Portfolio should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by a nationally recognized statistical rating organization ("NRSRO") for Money Market Obligations or Municipal Securities may change as a result of changes in these rating systems, the Company will attempt to use comparable ratings as standards for its investments in Money Market Obligations and Municipal Securities in accordance with the investment policies contained herein.

The Municipal Money Market Fund may, from time to time, on a temporary or defensive basis, invest in U.S. Government Obligations, Money Market Obligations and repurchase agreements. The Municipal Money Market Fund may invest in these temporary investments, for example, due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from such temporary investments will be taxable as ordinary income, the Municipal Money Market Fund intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of investment companies whose dividends are tax-exempt. (See "Investment Programs and Restrictions - Investment Restrictions" for limitations on the Municipal Money Market Fund's investment in repurchase agreements and shares of other investment companies.) It is a fundamental policy of the Municipal Money Market Fund that the Municipal Money Market Fund's assets will be invested so that at least 80% of the Municipal Money Market Fund's income will be exempt from federal income taxes. However, there is no limitation on the percentage of such income which may constitute an item of tax preference and which may therefore give use to an alternative minimum tax liability for individual shareholders. The Municipal Money Market Fund may hold cash reserves pending the investment of such reserves in Municipal Securities or short-term tax-exempt securities.

The investment objectives and policies of the Company are "fundamental" only where noted. Fundamental policies may only be changed by a vote of the majority of the outstanding shares of the affected Portfolios. (See "General Information About the Company - The Company and its Shares.") There can be no assurance that the Portfolios' objectives will be achieved.

The following is a more detailed description of the portfolio instruments eligible for purchase by the Company's two Portfolios which augments the summary of each Portfolio's investment program which appears in the Prospectus under the captions "Investment Programs" or "Investment Program," respectively. The Company seeks to achieve the objectives of its Portfolios by investing in money market instruments.

The U.S. Government Fund limits investments to U.S. Government Obligations consisting of marketable securities and instruments issued or guaranteed by the U.S. Government or by certain of its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Certain Agencies are backed by the full faith and credit of the U.S. Government, and others are not.

The Municipal Money Market Fund endeavors to achieve its objective by investing in the following securities. Municipal Securities in which the Municipal Money Market Fund may invest include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities, provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. (See "Dividends and Tax Matters - Tax Matters" herein.)

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further categorized as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Municipal Money Market Fund's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such securities in the Municipal Money Market Fund's portfolio will vary from time to time.

For the purpose of diversification, the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and will be treated as an issue of such government or other agency. Certain Municipal Securities may be secured by the guarantee or irrevocable letter of credit of a major banking institution. In such case, the Municipal Money Market Fund reserves the right to invest up to 10% of its total assets in Municipal Securities guaranteed or secured by the credit of a single bank. Furthermore, if the primary issuer of a Municipal Security or some other non-governmental user which guarantees the payment of interest on and principal of a Municipal Security possesses credit characteristics which qualify an issue of Municipal Securities for a high quality rating from a major rating service (or a determination of high quality by the Manager and the Board of Directors of the Company) without reference to the guarantee or letter of credit of a banking institution, the banking institution will not be deemed to be an issuer for the purpose of applying the foregoing 10% limitation.

From time to time, various proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Securities have been introduced before Congress. Similar proposals may be introduced in the future, and if enacted, the availability of Municipal Securities for investment by the Municipal Money Market Fund could be adversely affected. In such event, the Board of Directors would reevaluate the investment objective and policies and submit possible changes in the structure of the Municipal Money Market Fund for the consideration of shareholders.

The Company may enter into the  following  arrangements  with respect to the two
Portfolios:

1) Repurchase Agreements under which the purchaser (for example, one of the Portfolios) acquires ownership of an obligation (e.g., a debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Portfolio will not enter into a repurchase agreement if as a result of such transaction more than 10% of a Portfolio's total assets would be invested in illiquid securities, including repurchase agreements expiring in more than seven days. A Portfolio may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Portfolio on demand and the effective interest rate is negotiated on a daily basis. In general, the Portfolios will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities, but total assets will not be the sole determinative factor, and the Portfolios may enter into repurchase agreements with other institutions which the Board of Directors believes present minimal credit risks. Nevertheless, if the seller of a repurchase agreement fails to repurchase the debt instrument in accordance with the terms of the agreement, the Portfolio which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements are considered to be loans by the Company under the 1940 Act.

2) Reverse Repurchase Agreements involving the sale of money market instruments held by a Portfolio, with an agreement that the Portfolio will repurchase the instruments at an agreed upon price and date. A Portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions, or in some cases as a technique to enhance income, and only in amounts up to 10% of the value of a Portfolio's total assets at the time it enters into a reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, the Portfolio will place in a segregated custodial account high-quality debt securities having a dollar value equal to the repurchase price. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments which would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions.

3) Delayed Delivery Agreements involving commitments by a Portfolio to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for money market instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Manager can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio. To assure that a Portfolio will be as fully invested as possible in instruments meeting that Portfolio's investment objective, a Portfolio may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, that Portfolio will set aside in a segregated account high-quality debt securities of a dollar value sufficient at all times to make payment for the delayed delivery securities. Not more than 25% of a Portfolio's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Portfolio and will be subject to the risks of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Portfolio until settlement. Absent extraordinary circumstances, the
     Portfolio will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to the Portfolio at the time of settlement, the Portfolio may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Directors has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Directors may restrict the use of delayed delivery agreements if the risk of loss is determined to be material or if it affects the constant net asset value of any of the Portfolios.

WHEN-ISSUED SECURITIES

Many new issues of Municipal Securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Portfolio will only make commitments to purchase such Money Market Obligations and Municipal Securities with the intention of actually acquiring such securities, but such Portfolio may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of such Portfolio's net assets would become committed to purchases of when-issued securities and delayed delivery agreements.

If one of the Portfolios purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by establishing a segregated account in the same fashion as required for a Delayed Delivery Agreement. The special custody account will likewise be marked-to-market, and the amount in the special custody account will be increased if necessary to maintain adequate coverage of the when-issued commitments.

Securities purchased on a when-issued basis and the securities held in a Portfolio's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates rise). Therefore, if, in order to achieve higher interest income, a Portfolio is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of such Portfolio's assets will fluctuate to a greater degree. Furthermore, when the time comes for such Portfolio to meet its obligations under when-issued commitments, the Portfolio will do so by using then-available cash flow, by sale of the securities held in the separate account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

STAND-BY COMMITMENTS

The Municipal Money Market Fund may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the Municipal Money Market Fund, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the Municipal Money Market Fund's option, at a specified price. The Municipal Money Market Fund will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes, and the acquisition or exercisability of a Stand-by Commitment will not affect the valuation of its underlying portfolio securities, which will continue to be valued in accordance with the method described under "Share Purchases and Redemptions - Net Asset Value Determination." The weighted average maturity of the Municipal Money Market Fund's portfolio will not be affected by the acquisition of a Stand-by Commitment.

The Stand-by Commitments acquired by the Municipal Money Market Fund will generally have the following features: (1) they will be in writing and will be physically held by the Municipal Money Market Fund's custodian; (2) they may be exercised by the Municipal Money Market Fund at any time prior to the underlying security's maturity; (3) they will be entered into only with dealers, banks and broker-dealers who in the Manager's opinion present a minimal risk of default;
(4) the Municipal Money Market Fund's right to exercise them will be unconditional and unqualified; (5) although the Stand-by Commitments will not be transferable, Municipal Securities purchased subject to such commitments could be sold to a third party at any time, even though the commitment was outstanding; and (6) their exercise price will be (i) the Municipal Money Market Fund's acquisition cost of the Municipal Securities which are subject to the commitment (excluding any accrued interest which the Municipal Money Market Fund paid on their acquisition), less any amortized market premium or plus amortized market or original issue discount during the period the securities were owned by the Municipal Money Market Fund, plus (ii) all interest accrued on the securities since the last interest payment date. Since the Municipal Money
Market Fund values its portfolio securities on the amortized cost basis, the amount payable under a Stand-by Commitment will be substantially the same as the value of the underlying security.

The Company expects that Stand-by Commitments generally will be available without the payment of any direct or indirect compensation. However, if necessary and advisable, the Municipal Money Market Fund will pay for Stand-by Commitments, either separately in cash or by paying higher prices for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" in either manner for outstanding Stand-by Commitments held by the Municipal Money Market Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after any Stand-by Commitment is acquired. The Municipal Money Market Fund expects to refrain from exercising Stand-by Commitments to avoid imposing a loss on a dealer and jeopardizing the Company's business relationship with that dealer, except when necessary to provide liquidity. The Municipal Money Market Fund will not acquire a Stand-by Commitment unless immediately after the acquisition, with respect to 75% of the total amortized cost value of its assets, not more than 5% of such Portfolio's total amortized cost value of its assets will be invested in Stand-by Commitments with the same institution.

The acquisition of a Stand-by Commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by Commitments acquired by the Municipal Money Market Fund would be valued at zero in determining net asset value. Where the Municipal Money Market Fund paid any consideration directly or indirectly for a Stand-by Commitment, its cost would be reflected as unrealized depreciation for the period during which the Stand-by Commitment was held by such Fund.

MUNICIPAL PARTICIPATIONS

The Municipal Money Market Fund may invest in participation agreements with respect to Municipal Securities under which the Municipal Money Market Fund acquires an undivided interest in the Municipal Security and pays a bank which sells the participation a servicing fee. The participation agreement will have a variable rate of interest and may be terminated by the Municipal Money Market Fund on seven days' notice, in which event such Fund receives from the issuer of the participation the par value of the participation plus accrued interest as of the date of termination. Before entering into purchases of participation the Company will obtain an opinion of counsel (generally, counsel to the issuer of the participation) or a letter ruling from the Internal Revenue Service to the effect that interest earned with respect to municipal participation qualifies as exempt-interest income under the Code. The Company has been advised that it is the present policy of the Internal Revenue Service not to issue private letter rulings relating to municipal participation. In the absence of an opinion of counsel or a letter ruling from the Internal Revenue Service, the Municipal Money Market Fund will refrain from investing in participation agreements.

INVESTMENT RESTRICTIONS


The most significant investment restrictions applicable to the Company's investment programs are set forth in the Prospectus under the caption "Investment Programs - Investment Restrictions". Additionally, as a matter of fundamental policy which may not be changed without a majority vote of shareholders (as that term is defined in the Prospectus under the caption "General Information - Organization of the Company and Description of Shares"), none of the Portfolios will:

1) purchase any Municipal Security, if, as a result of such purchase, more than 5% of a Portfolio's total assets would be invested in securities of issuers, which, with their predecessors, have been in business for less than three years;

2) invest in shares of any other investment company, other than in connection with a merger, consolidation, reorganization or acquisition of assets; except that the Municipal Money Market Fund may invest up to 10% of its assets in securities of other investment companies (which also charge investment advisory fees) and then only for temporary purposes in investment companies whose dividends are tax-exempt, provided that the Municipal Money Market Fund will not invest more than 5% of its assets in securities of any one investment company nor purchase more than 3% of the outstanding voting stock of any investment company;

3) invest more than 10% of the value of a Portfolio's total assets in illiquid securities, including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days;

4)    invest in companies for the purpose of exercising control;

5) underwrite any issue of securities, except to the extent that the purchase of securities, either directly from the issuer or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Portfolios' investment programs, may be deemed an underwriting;

6) purchase or sell real estate, but this shall not prevent investments in securities secured by real estate or interests therein;

7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

8) purchase or retain securities of an issuer if, to the knowledge of the Company, the directors and officers of the Company and the Manager, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

9) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and reverse repurchase agreements and then only in an amount up to 15% of the value of any Portfolio's total assets at the time of borrowing or entering into a reverse repurchase agreement; or

10) purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development program (a Portfolio may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

In order to permit the sale of the Portfolios' shares in certain states, the Company may make commitments more restrictive than the restrictions described above. Should the Company determine that any such commitment is no longer in the best interest of the Portfolios and their shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

PORTFOLIO TRANSACTIONS

The Manager is responsible for decisions to buy and sell securities for the Company, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Company are usually principal transactions, the Portfolios incur little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Company may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

The Company does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. However, the Manager may seek to enhance the yield of the Portfolios by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Manager may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Manager's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Each Portfolio is required to maintain an average weighted portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less. Both may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on U.S. Government Obligations, Agencies, Money Market Obligations and Municipal Securities, the high rate of portfolio turnover is not expected to have a material effect on the Portfolios' net income or expenses.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of shareholders of the Company rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

The Manager and its affiliates manage several other investment accounts, some of which may have objectives similar to the Portfolios'. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolios and such accounts in a manner deemed equitable by the Manager. The Manager may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the three Portfolios will be made in the same way that such purchases are allocated among or combined with those of other Reich & Tang accounts. Simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Provisions of the 1940 Act and rules and regulations thereunder have also been construed to prohibit the Portfolios' purchasing securities or instruments from or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed by the Manager. The Portfolios have obtained an order of exemption from the SEC which would permit the Portfolios to engage in transactions with such a 5% holder, if the 5% holder is one of the 50 largest U.S. banks measured by deposits. Purchases from these 5% holders will be subject to quarterly review by the Board of Directors including those directors who are not "interested persons" of the Company. Additionally, such purchases and sales will be subject to the following conditions: (1) the Company will maintain and preserve a written copy of the internal control procedures for the monitoring of such transactions, together with a written record of any such transactions setting forth a description of the security purchased or sold, the identity of the purchaser or seller, the terms of the purchase or sale transaction and the information or materials upon which the determinations to purchase or sell each security were made; (2) each security to be purchased or sold by a Portfolio will be: (i) consistent with such Portfolio's investment policies and objectives; (ii) consistent with the interests of shareholders of such Portfolio; and (iii) comparable in terms of quality, yield, and maturity to similar securities purchased or sold during a comparable period of time; (3) the terms of each transaction will be reasonable and fair to shareholders of the Portfolios and will not involve overreaching on the part of any person; and (4) each commission, fee, spread or other remuneration received by a 5% holder will be reasonable and fair compared to the commission, fee, spread or other remuneration received by other brokers or dealers in connection with comparable transactions involving similar securities purchased or sold during a comparable period of time and will not exceed the limitations set forth in Section 17(e)(2) of the 1940 Act.

INVESTMENT RATINGS

The following is a description of the two highest commercial paper, bond, municipal bond and other short- and long-term categories assigned by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff"), and IBCA Inc. and IBCA Limited ("IBCA"):

Commercial Paper and Short-Term Ratings

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Bond and Long-Term Ratings

Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degrees from issues rated AAA.

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Bonds Rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and are liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Municipal Bond Ratings

S&P's Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other facts are also important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain circumstances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guaranty, or the automatic withholding and use of state aid to pay the default debt service.

AAA

These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenants, earning tests for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the AAA category. Bonds rated "AA" have the second strongest capacity for payment of debt service.

S&P's bond letter ratings may be modified by the addition of a plus (+) or a minus (-) sign which designates a bond's relative quality within the major rating categories, except in the AAA category.

S&P Tax-Exempt Demand Bonds Ratings

S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are used to denote the put option (e.g., "AAA/A-1+").

Moody's Municipal Bond Ratings

Aaa

Bonds which are judged to be of the highest quality are rated "Aaa." They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high grade" bonds. They are rated lower than the Aaa bonds because margins of protection may not be as large as the Aaa securities or the fluctuation of protective elements may be of greater amplitude, or other elements may be present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's State and Municipal Short-Term Ratings

Moody's assigns state and municipal notes, as well as other short-term obligations, a Moody's Investment Grade ("MIG") rating. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in evaluating bond risk may be less important over the short run.

MIG 1

Notes bearing this designation are of the best quality. The notes enjoy strong "protection" by established cash flows, superior liquidity support or a demonstrated broad-based access to the market for refinancing.

MIG 2

Notes bearing this designation are of high quality. Margins of protection are ample although not as large as in the preceding group.

Moody's Tax-Exempt Demand Ratings

Moody's assigns issues which have demand features (i.e., variable rate demand obligations) a VMIG symbol. This symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity, and payment relying on external liquidity. The VMIG rating is modified by the numbers 1, 2 or 3. VMIG1 represents the best quality in the VMIG category and VMIG2 represents high quality.

International and U.S. Bank Ratings

An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.



 Included in Prospectus Part A:

     (1)  Table of Fees and Expenses.

(A) Financial Statements

     (1)  Financial Highlights (unaudited).

 Included in Statement of Additional Information Part B:

     (1)  Statement of Investments at January 31, 1998 (unaudited);

     (2)  Statements of Assets and Liabilities at January 31, 1998 (unaudited);

     (3) Statements of Operations for the period April 1, 1997 to January 31, 1998 (unaudited);

     (4) Statements of Changes in Net Assets for the period April 1, 1997 to January 31, 1998 and the year ended March 31, 1997 (unaudited); and

     (5)  Notes to Financial Statements (unaudited).


(B)  Exhibits

     (1) Articles of Incorporation of Registrant [filed as an Exhibit to Post-Effective Amendment No. 7 on June 29, 1989 and is hereby incorporated by reference].

     (2) By Laws of Registrant [filed as an Exhibit to Post-Effective Amendment No. 7 on June 29, 1989 and is hereby incorporated by reference].

     (3)  None.

     (4)  None.

     (5) Management/Investment Advisory Agreements between the Registrant and Reich & Tang Asset Management L.P. [filed as an Exhibit to
          Post-Effective Amendment No. 16 on August 1, 1994 and is hereby incorporated by reference].

     (6) Form of Distribution Agreements between the Registrant and Reich & Tang Distributors L.P. [filed as an Exhibit to Post-Effective Amendment No. 16 on August 1, 1994 and is hereby incorporated by reference].

     (7)  None.

     (8) Custodian Agreement between Registrant and Investors Fiduciary Trust Company [filed as an Exhibit to Post-Effective Amendment No. 7 on June 29, 1989 and is hereby incorporated by reference].


     (9) Transfer Agency Agreement between Registrant and The Shareholder Services Group, Inc. [filed as an Exhibit to Post-Effective Amendment No. 26 on May 30, 1997 and is hereby incorporated by reference].


     (10) Opinion and Consent of Messrs. Spengler Carlson Gubar Brodsky & Frischling [filed as an Exhibit to Post-Effective Amendment No. 7 on June 29, 1989 and is hereby incorporated by reference].

     (11) (a) Consent of Ernst & Young LLP filed herewith.

          (b) Consent of Messrs. Kramer, Levin, Naftalis & Frankel filed herewith.

          (c) Opinion of Counsel to the effect that shares of the U.S. Government Fund are permissible investment for federal credit unions [filed as an Exhibit to Post-Effective Amendment No. 6 on July 29, 1988 and is hereby incorporated by reference].

          (d) Opinion of Counsel to the effect that the Tax-Free Money Market Fund will be considered the owner of Municipal Securities subject to Stand-by Commitments for federal income tax purposes [filed as an Exhibit to Pre-Effective Amendment No. 2 on May 31, 1985 and is hereby incorporated by reference].

          (12) None.

          (13) Letter agreement concerning initial subscription of $100,000 of shares [filed as an Exhibit to Pre-Effective Amendment No. 1 on April 22, 1985 and is hereby incorporated by reference].

          (14) (a) Pilgrim Section 403(b)(7) Tax Sheltered Retirement Plan [filed as an Exhibit to Registrant's Registration Statement on Form N-14 (File No. 33-41322) on June 21, 1991 and is hereby incorporated by reference].

               (b) Pilgrim  Individual  Retirement Account [filed as an Exhibit to Registrant's Registration Statement on Form N-14 (File No. 33-41322) on June 21, 1991 and is hereby incorporated by reference].

               (c) Form of the Pilgrim  Group  Retirement  Plan  including  the
                   Money Purchase Pension Plan and Profit Sharing Plan [filed as an Exhibit to Registrant's Registration Statement on Form N-14 (File No. 33-41322) on June 21, 1991 and is hereby incorporated by reference].

          (15) (a) Form of Amended  Plans of  Distribution and Forms of Related
                   Service   Agreements   [filed   as   Exhibits to Registrant's
                   Registration Statement on Form N-14 (File No. 33-314322) on June 21, 1991 and is hereby incorporated by reference].

               (b) Form of Plan of Distribution  (Live Oak Shares) [filed as an
                   Exhibit to Post-Effective Amendment No. 19 on October 16, 1995 and is hereby incorporated by reference].

               (c) Form of  Primary  Dealer  Agreement  [filed as an Exhibit to
                   Post-Effective Amendment No. 18 on July 28, 1995 and is hereby incorporated by reference].

               (d) Form of Primary Dealer Agreement (Live Oak Shares) [filed as an Exhibit to Post-Effective Amendment No. 19 on October 16, 1995 and is hereby incorporated by reference].

               (e) Form of Rule 18f-3  Multi-Class Plan [filed as an Exhibit to
                   Post-Effective Amendment No. 19 on October 16, 1995 and is hereby incorporated by reference].


               (f) Form of Plan of Distribution (Bradford Shares) filed herewith. [filed as an Exhibit to Post-Effective Amendment No. 26 on May 30, 1997 and is hereby incorporated by reference].

               (g) Form of Primary Dealer Agreement (Bradford Shares) filed herewith. [filed as an Exhibit to Post-Effective Amendment No. 26 on May 30, 1997 and is hereby incorporated by reference].

         (16)  None.


         (17)  Financial Data Schedule for Edgar filing only.

         (18) Form of Rule 18f-3 Multi-Class Plan, as amended for Bradford Shares filed herewith. [filed as an Exhibit to Post-Effective Amendment No. 26 on May 30, 1997 and is hereby incorporated by reference].


Item 25. Persons Controlled by or under Common Control with Registrant

         No such persons.

Item 26. Number of Holders of Securities

                                                       Number of Record Holders
             Title/Class                                 As of January 31, 1998


         Bradford U.S. Government Fund                        1,616
         Bradford Municipal Money Market Fund                 3,348


Item 27. Indemnification

     Registrant incorporates herein by reference the response to Item 27 in Post Effective Amendment No. 12 to the Registration Statement filed with the Commission on August 1, 1991.

Item 28. Business and Other Connections of Investment Advisor


     The description of Reich & Tang Asset Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional
Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

     Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

     The Manager is a wholly-owned subsidiary of NEICOP, but Reich & Tang Asset Management, Inc., its sole general partner, is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns directly and indirectly approximately 13.7% of the outstanding partnership interests of NEICOP.

     The registrant's investment adviser, Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Asset Management L.P.'s investment advisory clients include California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc., and Virginia Daily Municipal Income Fund, Inc., registered investment companies whose addresses are 600

Fifth Avenue, New York, New York 10020, which invest principally in money market instruments; Delafield Fund, Inc. and Reich & Tang Equity Fund, Inc., are registered investment companies whose address is 600 Fifth Avenue, New York, New York 10020, which invests principally in equity securities. In addition, RTAMLP is the sole general partner of Alpha Associates L.P., August Associates L.P., Reich & Tang Minutus L.P., Reich & Tang Minututs II, L.P., Reich & Tang Equity Partnerships L.P. and Tucek Partners L.P., private investment partnerships organized as limited partnerships.

Peter S. Voss, President, Chief Executive Officer and a Director of NEIC since October 1992, Chairman of the Board of NEIC since December 1992, Group Executive Vice President, Bank of America, responsible for the global asset management private banking businesses, from April 1992 to October 1992, Executive Vice President of Security Pacific Bank, and Chief Executive Officer of Security Pacific Hoare Govett Companies a wholly-owned subsidiary of Security Pacific Corporation, from April 1988 to April 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. G. Neal Ryland, Executive Vice President, Treasurer and Chief Financial Officer NEIC since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993, from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of NEIC since December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott and the Treasurer of NEIC. Lorraine C. Hysler has been Secretary of RTAM since July 1994, Assistant Secretary of NEIC since September 1993, Vice President of the Mutual Funds Group of NEICLP from September 1993 until July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Hysler joined Reich & Tang, Inc. in May 1977 and served as Secretary from April 1987 until September 1993. Richard E. Smith, III has been a Director of RTAM since July 1994, President and Chief Operating Officer of the Capital Management Group of NEICLP from May 1994 until July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994, Executive Vice President and Director of Rhode Island Hospital Trust from March 1993 to May 1994, President, Chief Executive Officer and Director of USF&G Review Management Corp. from January 1988 until September 1992. Steven W. Duff has been a Director of RTAM since October 1994, President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994, Senior Vice President of NationsBank from June 1981 until August 1994, Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. President and Trustee of Institutional Daily Municipal Income Fund, Pennsylvania Daily Municipal Income Fund, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., and Executive Vice President of Reich & Tang Equity Fund, Inc. Bernadette N. Finn has been Vice President/Compliance of RTAM since July 1994, Vice President of Mutual Funds Division of NEICLP from September 1993 until July 1994, Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn joined Reich & Tang, Inc. in September 1970 and served as Vice President from September 1982 until May 1987 and as Vice President and Assistant Secretary from May 1987 until September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Daily Tax Free Income Fund, Inc., Institutional Daily

Municipal Income Fund, Michigan Daily Tax Free Income Funds, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Tax Exempt Proceeds Fund, Inc., and Virginia Daily Municipal Income Fund, Inc. a Vice President and Secretary of Reich & Tang Equity Fund, Inc., and Short Term Income Fund, Inc. Richard De Sanctis has been Treasurer of RTAM since July 1994, Assistant Treasurer of NEIC since September 1993 and Treasurer of the Mutual Funds Group of NEICLP from September 1993 until July 1994, Treasurer of the Reich & Tang Mutual Funds since July 1994. Mr. De Sanctis joined Reich & Tang, Inc. in December 1990 and served as Controller of Reich & Tang, Inc., from January 1991 to September 1993. Mr. De Sanctis was Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Institutional Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc.,Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., and is Vice President and Treasurer of Cortland Trust, Inc. Mr. Weiner has been Vice President of RTAM since July 1994, has been Vice President of NEIC since September 1993, Vice President of the Capital Management Group of NEIC from September 1993 until July 1994, Vice President of Reich & Tang Asset Management L.P. Capital Management Group since July 1994. Mr. Weiner joined Reich & Tang, Inc. in August 1970 and has served as a Vice President since September 1982.


ITEM 29. Principal Underwriters.

     (a) Reich & Tang Distributors, Inc. is also distributor for Connecticut California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, New York 10022.


                            Positions and Offices    Positions and Offices
Name                        With the Distributor        With Registrant

Richard E. Smith III       President                    None
Steven W. Duff             Director                     President and Director
Lorraine C. Hysler         Secretary                    None
Richard I Weiner           Vice President               None
Richard De Sanctis         Treasurer                    Treasurer
Robert F. Hoerle           Managing Director            None
Bernadette N. Finn         Vice President               Secretary
Peter Demarco              Executive Vice President     None
Peter S. Voss              Director                     None
G. Neal Ryland             Director                     None
Edward N. Wadsworth        Executive Officer            None


     (c) Not applicable.

Item 30. Location of Accounts and Records


Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York 10020, the Registrant's manager, at Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri, 64105, the Registrant's custodian, and at Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend disbursing agent.


Item 31. Management Services

     None.

Item 32. Undertakings

         (1) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 1 per centum of the outstanding shares of the Registrant, regardless of the net asset value of the shares held by such requesting shareholders.
         (2) The Registrant undertakes to call a meeting of stockholders for the purpose of voting upon the question of removal of one or more of the Registrant's directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and, in connection with such meeting, to comply with the provisions of
                  Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 16th day of March, 1998.



                                  CORTLAND TRUST, INC.


                                  By:      /s/Steven W. Duff
                                           Steven W. Duff
                                          President & Director


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated below on March 16, 1998.


         SIGNATURE                                                TITLE

(1)      Principal Executive Officer:



         /s/Steven W. Duff

         Steven W. Duff                                  President & Director



(2)      Principal Financial and
         Accounting Officer:



         /s/Richard De Sanctis
         Richard De Sanctis                              Treasurer


(3)      Majority of Directors:


*        Owen Daly II               (Director)
*        Albert R. Dowden           (Director)
         David C. Melnicoff         (Director)
*        James L. Schultz           (Director)



By:      /s/Jules Buchwald
         Jules Buchwald
         Attorney-in-fact*


* An executed copy of the power of attorney was filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement on March 4, 1991.